________________________________________________________________________________

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ------------------------

                                TIME WARNER INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

                            ------------------------

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

 ................................................................................

     2) Aggregate number of securities to which transaction applies:

 ................................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ................................................................................

     4) Proposed maximum aggregate value of transaction:

 ................................................................................

     5) Total Fee Paid:

 ................................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:  ............

     2) Form, Schedule or Registration Statement No.:  ............

     3) Filing Party:  ............

     4) Date Filed:  ............

________________________________________________________________________________

                                     [Logo]

                                                                  March 28, 1997

Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Time Warner Inc. on Thursday, May 15, 1997, beginning at 10:00 A.M., local time, at the Apollo Theatre, 253 West 125th Street, New York, NY 10027. I look forward to greeting as many of you who attend the Meeting as I can.

     Please vote on all the matters listed in the enclosed Notice of Annual Meeting of Stockholders. Your Board of Directors recommends a vote 'FOR' the proposals listed as items 1, 2, 3 and 4 in the Notice, and 'AGAINST' the stockholder proposal described in the enclosed Proxy Statement.

     At the Annual Meeting, among other things, stockholders will consider a proposed amendment to Time Warner's restated certificate of incorporation to change the way we elect directors. If this proposal is approved, in the future, all of our directors will be elected annually instead of our current system under which three classes of directors have staggered three-year terms.

     Whether or not you plan to attend in person, it is important that your shares be represented and voted at the Meeting. After reading the enclosed Notice and Proxy Statement, please sign, date and mail the enclosed proxy card or voting instructions in the envelope provided.

     Because of security procedures required for access to the Apollo Theatre, if you plan to attend the Meeting in person, you must bring the Admission Ticket included with the enclosed Notice and Proxy Statement or a Time Warner employee identification card. YOU WILL NOT BE PERMITTED INTO THE MEETING WITHOUT IT. If you have not received an Admission Ticket, please contact the Shareholder Relations Department at (212) 484-6971.

                                         Sincerely,

                                         /s/ GERALD M. LEVIN

                                         GERALD M. LEVIN
                                         Chairman of the Board
                                         and Chief Executive Officer

                                TIME WARNER INC.
                              75 Rockefeller Plaza
                               New York, NY 10019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 1997

     The Annual Meeting (the 'Annual Meeting') of Stockholders of Time Warner Inc., a Delaware corporation (the 'Company'), will be held on Thursday, May 15, 1997 at the Apollo Theatre, 253 West 125th Street, New York, NY 10027, commencing at 10:00 A.M., local time, for the following purposes:

          1. To elect five directors for a term of three years and until their successors are duly elected and qualified. If proposal 2 (providing for the annual election of directors) is approved, the terms of all directors will expire at the 1998 annual meeting of stockholders. If proposal 2 is not approved, the terms of these five directors will expire at the 2000 annual meeting of stockholders or at such time as their successors have been duly elected and qualified;

          2. To consider and approve a proposed amendment to the Company's Restated Certificate of Incorporation to provide for the annual election of all directors;

          3. To consider and take action upon a proposed Time Warner 1997 Stock Option Plan;

          4. To approve the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Company for 1997;

          5. To consider and vote upon a stockholder proposal described in the attached Proxy Statement; and

          6. To transact such other business as may properly come before the Annual Meeting.

     Only holders of the Company's common stock and certain series of preferred stock at the close of business on March 27, 1997, the record date, are entitled to vote on some or all of the matters listed in this Notice of Annual Meeting.

                                          TIME WARNER INC.

                                          PETER R. HAJE
                                          Secretary

March 28, 1997

THE  ANNUAL  MEETING WILL  START  PROMPTLY AT  10:00  A.M. TO  AVOID DISRUPTION,
ADMISSION MAY BE LIMITED ONCE THE MEETING STARTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-ADDRESSED REPLY ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ANY RECORD HOLDER WHO IS PRESENT AT THE MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELLING ANY PREVIOUS PROXY. YOU MAY NOT APPOINT MORE THAN THREE PERSONS TO ACT AS YOUR PROXY AT THE MEETING.

YOU WILL BE REQUIRED TO SHOW THE ENCLOSED ADMISSION TICKET OR A COMPANY ID CARD
                         TO ATTEND THE ANNUAL MEETING.

                                TIME WARNER INC.
                              75 Rockefeller Plaza
                               New York, NY 10019

                                PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Time Warner Inc., a Delaware corporation (the 'Company'), for use at the Annual Meeting of the Company's stockholders (the 'Annual Meeting') to be held on Thursday, May 15, 1997 at the Apollo Theatre, 253 West 125th Street, New York, NY 10027, commencing at 10:00 A.M., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. References to the Company prior to the merger (the 'TBS Merger') with Turner Broadcasting System, Inc. ('TBS') are to its predecessor.

     This  Proxy  Statement   and  accompanying  forms   of  proxy  and   voting
instructions are first being mailed on or about March 31, 1997 to stockholders entitled to vote at the Annual Meeting.

VOTING AT THE ANNUAL MEETING; RECORD DATE; CONFIDENTIAL VOTING

     Only holders of record of the Company's voting stock at the close of business on March 27, 1997, the record date, are entitled to notice of and to vote at the Annual Meeting. At that time, the number of shares entitled to vote and their voting rights were:

      508,631,050 shares of Common Stock, par value $.01 per share ('Common Stock'), each of which is entitled to one vote on all matters properly submitted at the Annual Meeting;


      50,642,172 shares of Series LMCN-V Common Stock, par value $.01 per share ('Series LMCN-V Stock'), each of which is entitled to 1/100 of a vote on the election of directors and on the proposal to amend the Company's Restated Certificate of Incorporation to provide for the annual election of directors (the 'Charter Amendment Proposal'); and

      33,794,710 shares of six series of Convertible Preferred Stock, par value $.10 per share, consisting of 11,000,000 shares of Series D Preferred, 3,250,000 shares of Series E Preferred, 3,080,202 shares of Series F Preferred, 6,200,000 shares of Series G Preferred, 7,000,000 shares of
      Series I Preferred and 3,264,508 shares of Series J Preferred (collectively, the 'Voting Preferred Stock'), each of which is entitled to two votes on all matters properly submitted at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum.

     In accordance with the Company's confidential voting policy, all stockholder proxies, ballots and voting materials will be confidentially inspected and tabulated by independent inspectors of election and will not be disclosed to the Company except under certain limited circumstances.

REQUIRED VOTE

     A plurality of the votes duly cast is required for the election of directors. The affirmative vote of 80% in voting power of all outstanding shares of Common Stock, Series LMCN-V Stock and Voting Preferred Stock, voting together as a single class, is required to approve the Charter Amendment Proposal. The affirmative vote of a majority of the votes duly cast by the holders of Common Stock and Voting Preferred Stock, voting together as a single class, is required to approve each of the other matters to be acted upon at the Annual Meeting.

     An abstention is deemed 'present' but is not deemed a 'vote cast.' As a result, abstentions and broker 'non-votes' are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition, but do have that effect in tabulating votes on the Charter Amendment Proposal. A broker 'non-vote' occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Broker 'non-votes' and the shares as to which a stockholder abstains are included in determining whether a quorum is present.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors. No stockholder of record may appoint more than three persons to act as his or her proxy at the Annual Meeting.

     If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. In accordance with the Company's By-laws, the Annual Meeting may be adjourned, including by the Chairman, in order to permit the solicitation of additional proxies. The Company does not anticipate that any other matters will be raised at the Annual Meeting.

     Any proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Time Warner Inc., 75 Rockefeller Plaza, New York, NY 10019, Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the Annual Meeting.

     A copy of the Company's Annual Report to Stockholders for the year 1996, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees for election as directors; FOR approval of the Charter Amendment Proposal; FOR approval of the Time Warner

1997 Stock Option Plan; FOR approval of the appointment of Ernst & Young LLP as independent auditors of the Company for 1997; and AGAINST the stockholder proposal described in this Proxy Statement.

                              CORPORATE GOVERNANCE

ELECTION OF DIRECTORS

     The Company believes that, in the best interest of its stockholders, a majority of the members of its Board of Directors should, in the Board's judgment, have no direct or indirect material economic relationship with the Company other than as a result of customary directors' compensation or stock ownership ('Unaffiliated Directors'). Under the Company's By-laws, when the Board sets the slate of director nominees for election at an annual meeting of stockholders, it must determine that a majority of its members will be independent directors within the meaning of the By-laws, assuming the election of such slate. The Company also has a policy limiting the eligibility for nomination by the Board of Directors as a non-employee director to persons who would be less than 70 years old at the time of election.

     The Board of Directors is currently divided into three classes. In connection with the TBS Merger, R.E. Turner and his designee, J. Carter Bacot, became members of the Board of Directors on October 10, 1996 and November 21, 1996, respectively. Lawrence Buttenwieser, David Kearns and J. Richard Munro, whose terms expire at the Annual Meeting, are retiring from the Board of Directors at that time.

     The Board of Directors has nominated Stephen F. Bollenbach and Gerald Greenwald as new directors and has also renominated J. Carter Bacot, Gerald M. Levin and Richard D. Parsons. Messrs. Bacot, Levin and Parsons are currently directors and, except for Mr. Bacot, were elected by the stockholders. Assuming the election of these nominees, there will be 14 directors, of whom eleven will be Unaffiliated Directors and three will be Affiliated Directors.

     The persons named in the enclosed proxy intend to vote such proxy for the election of each of the five nominees named above, unless the stockholder indicates on the proxy that the vote should be withheld from any or all of the nominees. Each nominee elected will continue in office until his successor has been duly elected and qualified, or until his earlier death, resignation or retirement. If the Charter Amendment Proposal is approved by the stockholders, the terms of all the directors will expire at the Company's annual meeting of stockholders in 1998. If the Charter Amendment Proposal is not approved by stockholders, the terms of the directors elected at the Annual Meeting will expire at the Company's annual meeting of stockholders in 2000 and the terms of the other directors will expire at the Company's annual meetings of stockholders in 1998 and 1999, as indicated below.

     The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.

     Set forth below is the principal occupation of, and certain other information regarding, the five nominees and the other directors whose terms of office will continue after the Annual Meeting.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
                                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING*

 J. Carter Bacot ....................   64    CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE BANK OF NEW YORK COMPANY,
   1996                                        INC. AND  CHAIRMAN OF THE BANK OF NEW YORK.  Mr. Bacot has served as
                                               Chairman  and  Chief  Executive  Officer  of The  Bank  of New  York
                                               Company, Inc. and Chairman of The Bank of New York since 1982. He is also a director of Associates First Capital Corporation,  Centennial
                                               Insurance  Company,  the Federal  Reserve Bank of New York,  Phoenix
                                               Home Life Mutual Insurance  Company and Woolworth  Corporation and a
                                               trustee  of  Atlantic  Mutual  Insurance  Company.  Mr.  Bacot is an
                                               Unaffiliated Director.


Stephen F. Bollenbach...............   54    PRESIDENT  AND CHIEF EXECUTIVE OFFICER  OF HILTON HOTELS CORPORATION.
                                               Mr. Bollenbach has served as President and Chief Executive  Officer of  Hilton Hotels  Corporation (hotels  and gaming)  since February
                                               1996. Prior  to  that, Mr.  Bollenbach  was Senior  Executive  Vice
                                               President  and Chief Financial  Officer of The  Walt Disney Company
                                               (entertainment) from April 1995 until February 1996; President  and
                                               Chief Executive Officer of Host Marriott Corporation (lodging) from
                                               October 1993 to April 1995; and Chief Financial Officer of Marriott
                                               Corporation  (lodging) from  March 1992  until October  1993. He is also a  director  of America  West  Airlines, Inc.,  Hilton  Hotels
                                               Corporation,   Kmart  Corporation  and   Ladbroke  Group  PLC.  Mr.
                                               Bollenbach will be an Unaffiliated Director.

Gerald Greenwald....................   61    CHAIRMAN AND CHIEF  EXECUTIVE OFFICER OF  UAL CORPORATION AND  UNITED
                                               AIRLINES,  INC.  Mr. Greenwald  has  served as  Chairman  and Chief
                                               Executive Officer of UAL Corporation (airline holding company)  and
                                               United  Airlines, Inc. since July 1994. Prior to that, he served as
                                               Chairman of Tatra, a Czech republic truck manufacturer, from  March
                                               1993  to July 1994 and as President of Olympia & York Developments,
                                               Ltd. (real estate development) from 1992 to March 1993. He is  also a  director of  Aetna Inc.  Mr. Greenwald  will be  an Unaffiliated
                                               Director.

------------
* Terms expire in 1998 if the Charter Amendment Proposal is approved or in 2000 if it is not approved.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
Gerald M. Levin ....................   57    CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER OF THE
  1988                                         COMPANY. Mr. Levin became  Chairman of the  Board of Directors  and
                                               Chief  Executive Officer of the Company on January 21, 1993, having served as President  and Co-Chief Executive  Officer from  February
                                               20,  1992. He previously  served as a director  of the Company from
                                               1983 until  January 1987.  He is  also  a member  of the  Board  of
                                               Representatives  of  Time  Warner Entertainment  Company,  L.P. Mr.
                                               Levin is an Affiliated Director.

Richard D. Parsons .................   48    PRESIDENT OF THE COMPANY. Mr. Parsons became President of the Company
  1991                                         on February  1, 1995.  Prior to  that, Mr.  Parsons served  as  the
                                               Chairman  and Chief Executive  Officer of The  Dime Savings Bank of
                                               New York,  FSB  from January  1991.  He  served as  a  director  of
                                               American   Television  and  Communications   Corporation,  then  an
                                               82%-owned subsidiary of the  Company, from 1989  until 1991 and  is currently  also  a  director  of  Citicorp,  the  Federal  National
                                               Mortgage Association and Philip Morris Companies Inc. and a  member of  the  Board  of  Representatives  of  Time  Warner Entertainment
                                               Company, L.P. Mr. Parsons is an Affiliated Director.

                                       DIRECTORS WHOSE TERMS EXPIRE IN 1998

Merv Adelson .......................   67    CHAIRMAN OF  EAST-WEST CAPITAL  ASSOCIATES  AND FORMER  CHAIRMAN  AND
  1989                                         CHIEF  EXECUTIVE OFFICER  OF LORIMAR TELEPICTURES.  Mr. Adelson has
                                               served  as  Chairman  of  East-West  Capital  Associates   (private
                                               investment  company) since April  1989. Mr. Adelson  served as Vice
                                               Chairman and a director of Warner Communications Inc. ('WCI')  from
                                               January 1989 through August 1991. Prior to that, Mr. Adelson served as  Chairman and  Chief Executive  Officer of  Lorimar Telepictures
                                               Corporation from  February 1986  until its  acquisition by  WCI  in
                                               January  1989. He is also a director of 7th Level, Inc. Mr. Adelson is an Unaffiliated Director.

Michael A. Miles ...................   57    FORMER CHAIRMAN OF THE  BOARD AND CHIEF  EXECUTIVE OFFICER OF  PHILIP
  1995                                         MORRIS COMPANIES INC. Mr. Miles served as Chairman of the Board and
                                               Chief  Executive Officer of Philip  Morris Companies Inc. (consumer products) from  September  1991  until  July 1994.  He  is  also  a director  of  Allstate Corp.,  Dean  Witter, Discover  &  Co., Dell
                                               Computer Corporation and Sears,  Roebuck and Co.  and is a  Special
                                               Limited  Partner  in  Forstmann  Little  &  Co.  Mr.  Miles  is  an
                                               Unaffiliated Director.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
Donald S. Perkins ..................   70    FORMER CHAIRMAN OF JEWEL COMPANIES, INC. Mr. Perkins became President
  1979                                         of Jewel Companies, Inc. (retailing) in 1965, Chairman of its Board in 1970, and  served as  Chairman of its  Executive Committee  from
                                               1980  to  June 1983.  He  is also  a  director of  AON Corporation,
                                               Cummins Engine Company, Inc., Current Assets, Illinova and Illinois
                                               Power Company, Inland Steel Industries, Inc., LaSalle Street  Fund,
                                               Inc.,  LaSalle  U.S. Realty  Income  and Growth  Fund  Inc., Lucent
                                               Technologies Inc.,  The  Putnam Funds  (including  all 102  of  its funds), Ryerson Tull, Inc. and Springs Industries, Inc. Mr. Perkins
                                               is an Unaffiliated Director.

Raymond S. Troubh ..................   70    FINANCIAL  CONSULTANT AND  DIRECTOR OF VARIOUS  COMPANIES. Mr. Troubh
  1989                                         served as a director of WCI from 1979 to 1990. Mr. Troubh has  been a  financial consultant and a corporate  director for more than the past five years. He is also a director of ADT Limited, America West
                                               Airlines, Inc., ARIAD Pharmaceuticals, Inc., Becton, Dickinson  and
                                               Company,   Diamond  Offshore  Drilling,   Inc.,  Foundation  Health
                                               Corporation, General American Investors Company, Inc., The MicroCap
                                               Fund, Inc., Olsten Corporation,  Petrie Stores Corporation,  Triarc
                                               Companies,  Inc. and WHX Corporation. Mr. Troubh is an Unaffiliated
                                               Director.

                                      DIRECTORS WHOSE TERMS EXPIRE IN 1999*

Beverly Sills Greenough ............   67    CHAIRMAN OF LINCOLN  CENTER FOR THE  PERFORMING ARTS. Mrs.  Greenough
  1989                                         served  as a director of WCI from  1982 to 1990. Mrs. Greenough has served as the Chairman  of Lincoln Center  for the Performing  Arts
                                               since  June  1994,  having served  as  a Managing  Director  of The
                                               Metropolitan Opera  from  1991. She  has  also served  as  National
                                               Chairman  of the  March of Dimes  Birth Defects  Foundation. She is
                                               also a  director  of  American Express  Company  and  Human  Genome
                                               Sciences Inc. Mrs. Greenough is an Unaffiliated Director.

------------
* Terms expire in 1998 if the Charter Amendment Proposal is approved.

        NAME AND YEAR FIRST
        BECAME A DIRECTOR OF                                         PRINCIPAL OCCUPATION
            THE COMPANY                AGE                        DURING THE PAST FIVE YEARS
------------------------------------   ---   ---------------------------------------------------------------------
Carla A. Hills .....................   63    CHAIRMAN  AND CHIEF EXECUTIVE  OFFICER OF HILLS  & COMPANY AND FORMER
  1993                                         UNITED  STATES  TRADE   REPRESENTATIVE.  Ambassador  Hills   became
                                               Chairman   and  Chief   Executive  Officer   of  Hills   &  Company
                                               (international trade  and investment  consultants) in  March  1993, having  served  in President  Bush's Cabinet  as the  United States
                                               Trade Representative  from  February  1989  to  January  20,  1993.
                                               Ambassador  Hills  is  also a  director  of  American International
                                               Group, Inc.,  Chevron  Corporation  and  Lucent  Technologies  Inc.
                                               Ambassador Hills is an Unaffiliated Director.

Reuben Mark ........................   58    CHAIRMAN  AND CHIEF EXECUTIVE OFFICER  OF COLGATE- PALMOLIVE COMPANY.
  1993                                         Mr.  Mark   has  served   as  the   Chief  Executive   Officer   of
                                               Colgate-Palmolive  Company (consumer  products) since  May 1984. In
                                               May 1986, he was elected Chairman.  Mr. Mark is also a director  of
                                               Citicorp,  Pearson plc  and The New  York Stock  Exchange, Inc. Mr.
                                               Mark is an Unaffiliated Director.

R.E. Turner ........................   58    VICE CHAIRMAN OF THE COMPANY. Mr. Turner became Vice Chairman of  the
  1996                                         Company  upon consummation of  the TBS Merger  on October 10, 1996.
                                               Prior to  that, Mr.  Turner served  as Chairman  of the  Board  and
                                               President of TBS from 1970. Mr. Turner is an Affiliated Director.

Francis T. Vincent, Jr. ............   58    CHAIRMAN  OF  VINCENT ENTERPRISES.  Mr.  Vincent has  been  a private
  1993                                         investor at Vincent  Enterprises since  January 1,  1995. Prior  to that,  Mr.  Vincent  served  as the  Commissioner  of  Major League
                                               Baseball from September  1989 until  September 1992. He  is also  a director  of Culbro  Corporation, Horizon  Group and  Oakwood Homes
                                               Corporation. Mr. Vincent is an Unaffiliated Director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has designated four principal standing committees. The Company believes that it is in the best interest of the Company's stockholders that each of the Audit, Compensation and Nominating and Governance Committees be composed of at least a majority of Unaffiliated Directors. As noted below, each of such committees is composed entirely of Unaffiliated Directors. The current members and functions of all the Board's committees are as follows:

     Audit Committee. The Audit Committee is composed entirely of Unaffiliated Directors. Its members are Messrs. Buttenwieser, Kearns and Miles (Chair). The functions of the Audit Committee, which met three times during 1996, include (i) the review of the professional services and independence of the Company's independent auditors and the scope of the annual external audit as recommended by the independent auditors; (ii) the review, in consultation with the independent auditors and the Company's chief internal auditor, of the plan and results of the annual audit and the adequacy of the Company's internal accounting controls;
(iii) the review, in consultation with management and the independent auditors, of the Company's annual financial statements and the results of each external audit; and (iv) the review, in consultation with the Company's independent auditors and the Company's principal financial officer and principal accounting officer, of the auditing and accounting principles and practices to be used in the preparation of the Company's financial statements.

     The Audit Committee has authority to consider the qualification of the Company's independent auditors and make recommendations to the Board of Directors as to their selection, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of the annual financial statements.

     Compensation Committee. The Compensation Committee is composed entirely of Unaffiliated Directors. Its members are Ambassador Hills and Messrs. Mark (Chair), Troubh and Vincent. The Compensation Committee, which met ten times during 1996, has authority to engage independent compensation consultants to assist the Committee in its review of the Company's executive compensation. The Compensation Committee also has authority, as delegated by the Board of Directors, to administer the Company's executive compensation plans. The Compensation Committee, after receiving and considering the recommendations of the Company's Chief Executive Officer, determines the salaries and incentive compensation (including the grant of stock options) and employment agreements of the executive officers of the Company. See 'Compensation Committee Report on Compensation of Executive Officers of the Company.'

     Nominating and Governance Committee. The Nominating and Governance Committee is composed entirely of Unaffiliated Directors. Its members are Mr. Adelson, Mrs. Greenough and Messrs. Perkins and Vincent (Chair). The Nominating and Governance Committee, which met four times during 1996, has authority to review the size and composition of the Board of Directors and recommends nominees to serve on the Board of Directors and considers the qualifications of candidates for election as directors. Nominees to the Board of Directors are selected on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the Board of Directors. In carrying out its responsibilities, the Nominating and Governance Committee will consider candidates recommended by other directors, employees and stockholders. Written suggestions for nominees should be sent to the Secretary of the Company.

     The Company's By-laws provide that any stockholder of record who is entitled to vote for the election of directors may nominate persons for election as directors only if timely written notice in proper form of the intent to make a nomination at a meeting of stockholders is received by the Secretary of Time Warner at 75 Rockefeller Plaza, New York, NY 10019. To be timely and in proper form under the By-laws, the notice generally must be delivered not less than 70 nor more than 120 days prior to the date of the meeting at which directors are to be elected and must contain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

     Finance Committee. The members of the Finance Committee are Mr. Adelson (Chair), Mrs. Greenough, Ambassador Hills and Messrs. Munro, Perkins and Troubh. The Finance Committee met three times during 1996. The Finance Committee has authority to review and make recommendations to the Board of Directors concerning the financial structure and financial condition of the Company and its subsidiaries, including annual budgets, long-term financial plans, corporate borrowings, investments, capital expenditures, long-term commitments and the issuance of stock.

     During 1996, the Board of Directors met nine times and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he or she was a member.

DIRECTOR COMPENSATION

     Directors who are not officers or employees of the Company or any of its subsidiaries ('Eligible Directors') currently receive $60,000 as an annual retainer, half of which is paid in cash and the remaining half in shares of Common Stock under the 1988 Restricted Stock Plan for Non-Employee Directors (the 'Directors' Restricted Stock Plan'), and an award of stock options under the Time Warner 1996 Stock Option Plan for Non-Employee Directors (the 'Directors' Option Plan'). No additional compensation is paid for service as a committee chair or, since May 1996, for attendance at special meetings of the Board or a committee thereof. Eligible Directors are also reimbursed for expenses incurred in attending Board and committee meetings, including those for travel, food and lodging.

     Directors who are officers of or employed by the Company or any of its subsidiaries are not additionally compensated for their Board and committee activities.

     Under   the  Directors'  Restricted  Stock  Plan,  which  was  approved  by stockholders of the Company, each Eligible Director is generally issued an annual grant of shares of Common Stock ('Restricted Shares') having a market value of $30,000. During the restriction period provided under the Directors'
Restricted Stock Plan, the Eligible Director votes the Restricted Shares, receives and retains all regular cash dividends and exercises all other rights as a holder of Common Stock, but may not dispose of the Restricted Shares, and the Company retains custody of the stock certificates and all distributions other than regular cash dividends.

     The restriction period ends, and all Restricted Shares (including any distributions retained by the Company) vest, upon the termination of the Eligible Director's service on the Board of Directors on account of (i) mandatory retirement; (ii) failure to be reelected by stockholders; (iii) death or disability; and (iv) the occurrence of certain transactions involving a change in control of the Company; and, with the approval of the Board on a case by case basis, under certain other designated circumstances. If an Eligible Director leaves the Board of Directors for any other reason, then all his or her Restricted Shares are forfeited to the Company. In 1996, each Eligible Director received 748 Restricted Shares under the Directors' Restricted Stock Plan.

     The Company also has a deferred compensation plan for Eligible Directors. Under this plan, Eligible Directors may elect each year to defer payment of 25%, 50%, 75% or 100% of their cash compensation payable during the next calendar year. Amounts deferred under the plan are increased based on an interest factor or the hypothetical investment in shares of Common Stock and dividends thereon, with the higher valuation used to determine the amount paid upon distribution. Amounts deferred are payable in a lump-sum or in installments, generally upon attainment of age 70 or cessation of service as a director of the Company for certain enumerated reasons.

     Each Eligible Director currently receives an annual award of nonqualified stock options ('Options') to purchase 1,500 shares of Common Stock (and related limited stock appreciation rights ('Limited SARs') that may be exercised only during a prescribed period following the occurrence of certain transactions involving a change in control of the Company) pursuant to the Directors' Option Plan. Under the Directors' Option Plan, which was approved by the Company's stockholders in 1996, the Options and related Limited SARs are automatically awarded on the tenth New York Stock Exchange trading day after each annual meeting of the Company's stockholders. The purchase price of the shares of Common Stock covered by each Option is equal to the fair market value of the Common Stock on the date of grant. Each Option (and the related Limited SAR) becomes exercisable (cumulatively to the extent not previously exercised) at the rate of one-third of the aggregate number of shares covered thereby at the end of each successive one-year period following the date of grant and expires ten years after the date of grant.

     The Directors' Option Plan also provides that awards become immediately exercisable in full (1) when the director leaves the Board of Directors for any reason, except removal for cause, in which case all unexercised Options immediately terminate, or (2) if certain 'change-in-control' transactions occur. Options remain exercisable for one year after the director dies and for five years after the director leaves the Board of Directors for any reason other than death or removal for cause (but not beyond the ten-year term of the Option).

     The Directors' Option Plan replaced the Company's retirement plan (the 'Directors Retirement Plan') for its Eligible Directors and no benefits will accrue under this Plan after May 1996. Under the Directors Retirement Plan, each Eligible Director who serves as such for at least three years will receive an annual retirement benefit commencing after the later of stepping down from the Board of Directors or attaining age 60 (or earlier in the event such Eligible Director becomes disabled), equal to $30,000, which benefit will be paid for the number of years of service as an Eligible Director through May 16, 1996. Service as an outside director of WCI prior to July 24, 1989 is considered credited service under the Directors Retirement Plan. In the event an Eligible Director dies prior to the commencement or completion of payment of benefits under the Directors Retirement Plan, a lump-sum cash payment will be made in an amount equal to the total benefits or remaining benefits the Eligible Director would have been entitled to receive had he or she not died. The Chief Executive Officer of the Company may accelerate payment of the annual retirement benefit accrued to an Eligible Director under the Plan.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth as of January 31, 1997 for each current director, each nominee for election as a director, each of the executive officers named in the Summary Compensation Table below and for all current directors and executive officers as a group, information concerning the beneficial ownership of Common Stock.

     As of January 31, 1997, the approximate aggregate market value of the Common Stock held by certain persons as set forth in the table below (exclusive of shares subject to stock options) was as follows: 11 current Unaffiliated Directors -- $34 million; and all current directors -- $2.4 billion. In addition, as of December 31, 1996, the trusts maintained pursuant to the Company's qualified employee benefit plans, other than pension plans, held Common Stock valued at approximately $719 million in accounts for the benefit of employees of the Company and its subsidiaries.

                                                                           COMMON STOCK BENEFICIALLY OWNED(1)
                                                                          -------------------------------------
                                                                          NUMBER OF      OPTION      PERCENT OF
NAME                                                                        SHARES      SHARES(2)      CLASS
-----------------------------------------------------------------------   ----------    ---------    ----------


Merv Adelson...........................................................      700,143                    *
J. Carter Bacot (3)....................................................        1,000                    *
Stephen F. Bollenbach..................................................            -                    -
Richard J. Bressler (10)...............................................        5,560      204,137       *
Lawrence B. Buttenwieser (4)...........................................       88,269                    *
Beverly Sills Greenough (5)............................................       22,087                    *
Gerald Greenwald.......................................................            -                    -
Peter R. Haje (10).....................................................        9,931      720,287       *
Carla A. Hills.........................................................        3,787                    *
David T. Kearns........................................................        3,487                    *
Gerald M. Levin (6)(10)................................................      400,905    2,602,268       *
Reuben Mark............................................................       11,187                    *
Michael A. Miles.......................................................       10,034                    *
J. Richard Munro (7)...................................................      311,411      316,832       *
Richard D. Parsons (10)................................................       11,262      300,000       *
Donald S. Perkins......................................................       14,870                    *
Raymond S. Troubh (8)..................................................       10,247                    *
R.E. Turner (9)(10)....................................................   61,672,233                    12.1%
Francis T. Vincent, Jr.................................................       18,187                    *
All current directors and executive officers (20 persons) as a group
  (3)-(10).............................................................   63,364,878    4,948,243       13.3%


------------

* Represents beneficial ownership of less than one percent of issued and outstanding stock on January 31, 1997.

 (1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities and Exchange Commission ('SEC'). Unless otherwise indicated, beneficial ownership includes both sole voting and sole investment power. This table does not include, unless otherwise indicated, any shares of Common Stock or other equity securities of the Company which may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees. As of January 31, 1997, the only equity securities of the Company beneficially owned by the named persons or group were shares of Common Stock and options to purchase Common Stock.

 (2) Reflects shares of Common Stock subject to options to purchase Common Stock issued by the Company which, on January 31, 1997, were unexercised but were exercisable within 60 days from that date. These shares are excluded from the column headed 'Number of Shares.'

 (3) Mr. Bacot purchased these shares on February 12, 1997.

 (4) Includes 1,280 shares of Common Stock owned of record and beneficially by Mr. Buttenwieser's wife and 22,656 shares of Common Stock held of record by a trust of which Mr. Buttenwieser and others are trustees in which Mr.
     Buttenwieser has no beneficial interest and as to all of which Mr. Buttenwieser disclaims any beneficial ownership.

 (5) Includes 10,240 shares of Common Stock held by a trust of which Mrs. Greenough is the beneficiary but as to which she has no voting or investment power.

 (6) Includes 15,000 shares of Common Stock held by Mr. Levin's wife, as to which Mr. Levin disclaims any beneficial ownership.

 (7) Includes 14,610 shares of Common Stock held by Mr. Munro's wife, as to which Mr. Munro disclaims any beneficial ownership.

 (8) Includes 3,200 shares of Common Stock held beneficially by Mr. Troubh's wife, as to which Mr. Troubh disclaims any beneficial ownership.

 (9) Includes (a) 839,942 shares of Common Stock owned by a corporation wholly owned by Mr. Turner, (b) 1,488,690 shares of Common Stock held by a trust over which Mr. Turner has sole voting and dispositive control, (c) 4,500,000 shares of Common Stock held by a limited partnership of which Mr. Turner is the sole general partner, (d) 386,000 shares of Common Stock owned by Mr. Turner's wife and (e) 3,450,000 shares of Common Stock held by the Turner Foundation, Inc., of which Mr. Turner is one of six trustees. Mr. Turner disclaims beneficial ownership of shares held by his spouse and the Turner Foundation, Inc.

(10) Includes (a) an aggregate of approximately 36,874 shares of Common Stock held by a trust under the Time Warner Savings Plan for the benefit of current directors and executive officers of the Company (including 4,425 shares for Mr. Bressler, 3,443 shares for Mr. Haje, 10,900 shares for Mr. Levin, 99 shares for Mr. Parsons and 52 shares for Mr. Turner) and (b) an aggregate of 420,490 shares of Common Stock beneficially owned by certain relatives of such persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is the name, address, stock ownership and voting power of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, Series LMCN-V Stock or of any series of Voting Preferred Stock, and, unless otherwise indicated, is based on information provided to the Company as of January 31, 1997 by the beneficial owner.

                                                                          SHARES OF
                                                                            STOCK                     PERCENT OF
NAME AND ADDRESS                                                          BENEFICIALLY  PERCENT OF      VOTING
OF BENEFICIAL OWNER                                                         OWNED        CLASS(1)      POWER(2)
-----------------------------------------------------------------------   ----------    ----------    ----------

COMMON STOCK
The Capital Group Companies, Inc. (3) .................................   46,828,480         9.2%          7.8%
  333 South Hope Street
  Los Angeles, CA 90071
The Seagram Company Ltd. (4) ..........................................   56,763,349        11.2           9.9
  1430 Peel Street
  Montreal, Quebec
  Canada H3A 1S9
R.E. Turner (5) .......................................................   61,672,233        12.1          10.7
  c/o Turner Broadcasting
  System, Inc.
  One CNN Center
  Atlanta, GA 30303
SERIES LMCN-V STOCK
Tele-Communications, Inc. (6) .........................................   50,642,172       100.0         *
  5619 DTC Parkway
  Englewood, CO 80111
SERIES D PREFERRED STOCK
Houston Industries Incorporated (7) ...................................   11,000,000       100.0           4.0
  1111 Louisiana
  Houston, TX 77002
SERIES E AND F PREFERRED STOCK
Alan Gerry (8) ........................................................     SERIES E
  Loomis Road                                                              3,107,956        95.6
  Liberty, NY 12754                                                                                        2.5
                                                                            SERIES F
                                                                           2,503,580        81.3
FW Strategic Partners, L.P. ...........................................     SERIES F
  201 Main Street                                                            442,000        14.3             *
  Fort Worth, TX 76102

SERIES G PREFERRED STOCK
ITOCHU Corporation (9) ................................................    6,200,000       100.0           2.2
  5-1, Kita-Aoyama 2-chome
  Minato-Ku, Tokyo 107-77
  Japan

SERIES I PREFERRED STOCK
Toshiba Corporation (10) ..............................................    7,000,000       100.0           2.4
  1-1, Shibaura 1-chome
  Minato-Ku, Tokyo 105
  Japan


                                                  (table continued on next page)

                                                                          SHARES OF
                                                                            STOCK                     PERCENT OF
NAME AND ADDRESS                                                          BENEFICIALLY  PERCENT OF      VOTING
OF BENEFICIAL OWNER                                                         OWNED        CLASS(1)      POWER(2)
-----------------------------------------------------------------------   ----------    ----------    ----------
SERIES J PREFERRED STOCK (11)
Trust for the benefit of Gordon Gray, Jr...............................      769,043        23.6         *
Trust for the benefit of C. Boyden Gray................................      664,583        20.4         *
Trust for the benefit of Burton C. Gray................................      769,043        23.6         *
Trust for the benefit of Bernard Gray .................................      745,035        22.8         *
  c/o Wachovia Bank, N.A.
  P.O. Box 3099
  Winston-Salem, NC 27150
Nancy Maguire Gray, Trustee of the
  Nancy Maguire Gray Trust u/a dated 12/16/94 .........................      188,336         5.8         *
  P.O. Box 3199
  Church Street Station
  New York, NY 10008

------------

* Less than 1%.

 (1) Each share of Voting Preferred Stock and the Company's Series H Convertible Preferred Stock, par value $.10 per share ('Series H Preferred'), is currently convertible into 2.08264 shares of Common Stock. Of the holders of Voting Preferred Stock identified in this table, none could be deemed beneficially to own more than 5% of the Common Stock pursuant to Rule 13d-3. Under certain circumstances, each share of Series LMCN-V Stock is convertible into one share of Common Stock; such circumstances are not currently present.

 (2) Each share of Voting Preferred Stock has two votes. Each share of Series LMCN-V Stock currently has 1/100 of a vote on certain limited matters.

 (3) Beneficial ownership is as of December 31, 1996. The Capital Group Companies, Inc., a holding company, has filed with the SEC Amendment No. 9, dated February 14, 1997, to its statement on Schedule 13G to the effect that (a) it (directly or indirectly) has sole dispositive power over all these shares, (b) it has sole voting power over 8,983,360 of these shares,
     (c) these shares are held principally by Capital Research and Management Company, an investment adviser, (d) the shares of Common Stock reported as beneficially owned include 1,349,290 shares of Common Stock issuable upon conversion of $173,900,000 principal amount of the Company's Liquid Yield OptionTM Notes due 2013 and 719,020 shares of Common Stock issuable upon conversion of $75,000,000 principal amount of TBS's Liquid Yield OptionTM Notes due 2007 (which were redeemed for cash on February 13, 1997) (these shares have been excluded from the calculation of voting power), (e) all of the reported shares are held for the benefit of its clients and (f) it and each of its subsidiary investment management companies acts separately in exercising investment discretion over its managed accounts.

 (4) The Seagram Company Ltd. has filed with the SEC Amendment No. 7, dated April 13, 1994, to its statement on Schedule 13D and a statement of Changes in Beneficial Ownership on Form 4 dated May 9, 1994 to the effect that through its indirect wholly owned subsidiary, Seagram Inc., it has sole voting and sole dispositive power over all these shares.

 (5) Includes (a) 839,942 shares of Common Stock owned by a corporation wholly owned by Mr. Turner, (b) 1,488,690 shares of Common Stock held by a trust over which Mr. Turner has sole voting and dispositive control, (c) 4,500,000 shares of Common Stock held by a limited partnership of which Mr. Turner is the sole general partner, (d) 386,000 shares of Common Stock owned by Mr. Turner's wife and (e) 3,450,000 shares of Common Stock held by the Turner Foundation, Inc., of which Mr. Turner is one of six trustees. Mr. Turner disclaims beneficial ownership of shares held by his spouse and the Turner Foundation, Inc.

 (6) Consists of shares controlled by Tele-Communications, Inc. through its direct and indirect subsidiaries; excludes 279,533 shares of Common Stock held by TCI TKR of Southern Kentucky, Inc. as to which Tele-Communications, Inc. disclaims beneficial ownership.

 (7) Voting power includes 1,000,000 shares of Common Stock beneficially owned by Houston Industries Incorporated.

 (8) Voting power includes 2,941,392 shares of Common Stock beneficially owned by Mr. Gerry.

 (9) Includes 1,200,000 shares of Series G Preferred held by a wholly owned subsidiary of ITOCHU Corporation. ITOCHU Corporation and such subsidiary also hold an aggregate of 1,800,000 shares of Series H Preferred; each share of Series H Preferred is convertible into 2.08264 shares of Common Stock but has no voting rights.

(10) Includes 177,500 shares of Series I Preferred held by a wholly owned subsidiary of Toshiba Corporation.

(11) The trusts for the benefit of each of Gordon Gray, Jr. and C. Boyden Gray each also holds 365,365 shares of Common Stock and the trusts for the benefit of each of Burton C. Gray and Bernard Gray each also holds 275,365 and 265,365 shares of Common Stock, respectively (of which 146,870 shares are, in each case, held in an escrow account subject to restrictions on disposition). The Nancy Maguire Gray Trust also holds 89,476 shares of Common Stock. These shares of Common Stock are included in the voting power of the beneficial owners.

                             EXECUTIVE COMPENSATION

COMPENSATION  COMMITTEE  REPORT ON  COMPENSATION  OF EXECUTIVE  OFFICERS  OF THE
COMPANY

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY

     The Company's executive compensation programs are principally designed to motivate executives to achieve the Company's business objectives and to increase stockholder value over the long term. The Company's principal incentive compensation programs are an annual performance-based incentive bonus, which permits individual performance to be appropriately recognized each year, and stock options, which ensure that substantial long-term financial rewards will accrue to an executive only if long-term stock price appreciation is realized by the stockholders.

     In 1996, as well as currently, each of the Company's executive officers was employed pursuant to an employment agreement, by which the Company retains his services for an extended period. The terms of the employment agreements of the principal executive officers are outlined under 'Employment Arrangements.' Each executive officer's minimum salary is specified in his employment agreement. However, the largest elements of executive compensation, the annual bonus and awards of stock options, are generally subject to the discretion of the Compensation Committee, which is comprised entirely of Unaffiliated Directors.


     In making its compensation decisions, the Compensation Committee takes into account all Company-provided compensation for the executive, including salary, bonus, stock options, deferred compensation and benefits. The Compensation Committee, with the assistance of a leading outside compensation consultant, reviewed total compensation for the executive officers in the context of total compensation packages awarded to executives with similar responsibilities at selected public companies in the consumer product, entertainment and media businesses. The Compensation Committee believes that the Company's most direct competitors for executive talent are composed of a broader range of companies than those with which the Company would ordinarily be compared for stock performance purposes. Thus, the compensation comparison group included companies that are not included in the peer group index in the graph that appears below.


1996 ANNUAL BONUS DETERMINATIONS

     Annual Bonus Plan. The starting point of the Compensation Committee's determination of the annual incentive bonus for Mr. Levin and each other executive officer of the Company named in the Summary Compensation Table appearing below, except for Mr. Turner (collectively, 'participating executive officers'), was the calculation of his 1996 maximum individual bonus payable under the stockholder-approved Annual Bonus Plan. These calculations were based on a percentage of the amount by which the Company's earnings before interest, taxes, depreciation and amortization ('EBITDA'), as adjusted pursuant to the terms of the Annual Bonus Plan, for 1996 exceeded the Company's average EBITDA for the preceding three years. This calculation resulted in a maximum individual deductible annual bonus for Mr. Levin and each other participating executive officer substantially in excess of the actual bonuses paid, as shown in the Summary Compensation Table below.

     1996 Accomplishments. In 1996, the Company had major strategic and financial accomplishments both on a Company-wide basis and at its operating levels. These accomplishments had a significant impact on the assessment of the annual incentive bonus compensation for all of the Company's executive officers. The Compensation Committee considered a variety of factors, including these accomplishments, in making its compensation decisions and no specific weighting was assigned to any one of those factors or these accomplishments over any others in determining the bonuses paid to Mr. Levin or the other executive officers for 1996. These accomplishments included:

           Completion of the $6.2 billion TBS Merger, including

              Successfully overcoming regulatory and litigation hurdles to the Merger

              Creating the Cable Networks Group

              Successfully integrating TBS businesses into the Company

           Achievement of 1996 budgeted EBITDA and cash flow on a Company-wide basis

           Continuation of progress on debt management, including

              Improving leverage ratio (total net debt to adjusted EBITDA) and coverage ratio (adjusted EBITDA to total interest and preferred dividend expense) and meeting or exceeding targets

              Reducing interest expense through refinancings of existing debt

           Initiation of a Company-wide cost management program aimed at increasing cash flow and earnings while maintaining long-term growth prospects for the Company's businesses

     Mr. Levin's Annual Bonus. Mr. Levin's 1996 annual incentive bonus as Chairman of the Board and Chief Executive Officer was determined by the Compensation Committee. In determining his bonus, the Committee reviewed the calculation of his maximum bonus payable under the Annual Bonus Plan, the level of achievement of his 1996 financial performance goals (based on operational targets for divisional and Company-wide EBITDA and cash-flow), the Company's other accomplishments during 1996, as described above, and the performance of the Company's Common Stock. Mr. Levin's bonus, which was unchanged from that awarded for 1995, reflects the Compensation Committee's belief that Mr. Levin's performance warranted placing his total cash compensation for 1996 in the upper quartile of compensation paid to the executives in the comparison group discussed above. This determination was based on the Committee's overall evaluation of Mr. Levin's stewardship of the Company's significant accomplishments during 1996 and his positioning of the Company, its management, product lines and services for the future.

     Annual Bonuses for Executive Officers Other than the Chief Executive Officer. The Chief Executive Officer reviewed with the Compensation Committee the 1996 performance of each other executive officer, and recommended an annual bonus for each such executive (within the limits imposed by the Annual Bonus Plan for the participating executive officers). These recommendations primarily reflected individual qualitative executive contributions based upon the level of the executive's responsibilities, the efficiency and effectiveness with which he oversaw the matters under his supervision, and the degree to which he contributed to the accomplishment of the Company's goals. Since these officers have overall corporate policy-making and administrative responsibilities, and, except for Mr. Turner, do not directly oversee principal operating units of the Company, the Compensation Committee's assessment of these executives relates generally to the accomplishment of their personal goals and the Company's achievements as a whole. However, the Company's financial performance was a key factor that affected the overall bonus level for all executive officers.

STOCK OPTION AWARDS

     During 1996, each of the Company's executive officers was awarded stock options. These awards were made after a review of the exercise prices, numbers and dates of their previous option awards and the option awards made to other executive officers. Although there are no precise targets with respect to the number of stock options for executive officers, the Compensation Committee believes that the higher the level of an executive's responsibilities, the larger the stock-based component of his compensation should be, and that compensation based on stock price performance should be paid via stock-based compensation. Each of Messrs. Levin, Parsons and Turner was awarded stock options, one quarter of which have exercise prices 25% above the fair market value of the Common Stock on the date of grant and one quarter of which have exercise prices 50% above such fair market value. Mr. Turner's and Mr. Parsons' awards of stock options were made pursuant to the terms of their employment agreements with the Company and approved by the Compensation Committee.

SECTION 162(m) CONSIDERATIONS

     The Company expects that the compensation paid to executive officers under the Annual Bonus Plan will qualify for income tax deductibility under Section 162(m) of the Internal Revenue Code. In addition, the Company has adopted a general policy of awarding stock options to its executive officers only pursuant to plans that the Company believes will satisfy the requirements of Section 162(m). In 1996, the Company did not pay its executive officers compensation that would not be deductible as a result of the Section 162(m) deductibility limit.

  Members of the Compensation Committee

      Reuben Mark (Chair)
      Carla A. Hills
      Raymond S. Troubh
      Francis T. Vincent, Jr.

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information concerning total compensation paid to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company who served in such capacities on December 31, 1996 (the 'named executive officers') for services rendered to the Company during each of the last three fiscal years in their capacities as executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION(6)
                                     ---------------------------------------  ---------------
                                                                  OTHER         SECURITIES
      NAME AND PRINCIPAL                                         ANNUAL         UNDERLYING        ALL OTHER
       POSITION IN 1996        YEAR  SALARY(4)     BONUS     COMPENSATION(5)  OPTIONS AWARDED  COMPENSATION(7)
------------------------------ ----  ----------  ----------  ---------------  ---------------  ---------------

Gerald M. Levin............... 1996  $1,050,000  $4,000,000     $ 209,624          350,000        $ 109,773
  Chairman of the Board and    1995   1,050,000   4,000,000       153,930          --               107,039
  Chief Executive Officer      1994   1,050,000   4,000,000       130,390          --               150,667

R.E. Turner................... 1996  $  235,246  $1,000,000       --             1,300,000        $  18,219
  Vice Chairman (1)

Richard D. Parsons............ 1996  $  900,000  $2,000,000     $  98,627          300,000        $ 104,019
  President (2)                1995     825,000   2,000,000        92,000          300,000           77,628

Peter R. Haje................. 1996  $  825,000  $1,000,000     $  56,500           45,000        $ 119,105
  Executive Vice President     1995     675,000   1,000,000        56,500           40,000          114,102
  and General Counsel          1994     675,000     975,000        51,500          --               129,377

Richard J. Bressler........... 1996  $  525,000  $  900,000     $  50,500          100,000        $  44,421
  Senior Vice President and    1995     450,000     750,000        50,500          100,000           42,755
  Chief Financial Officer (3)

------------

(1) Mr. Turner became Vice Chairman of the Company on October 10, 1996, upon consummation of the TBS Merger. Compensation paid by TBS to Mr. Turner for services rendered to TBS prior to such date is not included in the table.

(2) Mr. Parsons became President on February 1, 1995. Prior to that, he served as an Unaffiliated Director of the Company and was not an employee of the Company. Mr. Parsons' 1995 stock options were awarded at the end of 1994 in connection with his anticipated employment by the Company.

(3) Mr. Bressler became Senior Vice President and Chief Financial Officer on March 16, 1995, having served as Senior Vice President, Finance from January 2, 1995, and as a Vice President (not an executive officer) prior to that.

                                              (footnotes continued on next page)

(4) Amounts shown in the table include credits to each named executive officer's deferred compensation account equal to one third of the total shown under the 'salary' column for each of 1996, 1995 and 1994.

(5) In accordance with SEC rules, amounts totalling less than $50,000 have been omitted. The amounts of personal benefits shown in this column for 1996 that represent more than 25% of the applicable executive's total Other Annual Compensation include financial services of $80,000 to Mr. Levin, $70,000 to Mr. Parsons and $32,500 to each of Messrs. Haje and Bressler, transportation-related benefits (including an automobile allowance) of $129,624 to Mr. Levin and $28,627 to Mr. Parsons and automobile allowances of $24,000 to Mr. Haje and $18,000 to Mr. Bressler.

(6) None of the options indicated was awarded with tandem stock appreciation rights. Of such executive officers, only Mr. Parsons was awarded restricted stock during the relevant period and, as of December 31, 1996, held any such shares. These shares were awarded in or prior to 1994 under the Directors' Restricted Stock Plan in his capacity then as an Unaffiliated Director. The value of Mr. Parsons' 4,213 restricted shares based on the closing price of the Common Stock on the New York Stock Exchange Composite Listing on December 31, 1996 was $157,988. Mr. Parsons receives the dividends paid in cash on such shares. See 'Corporate Governance -- Director Compensation.'

(7) The amounts shown in this column for 1996 include the following:

          (a) Pursuant to the Time Warner Savings Plan (the 'Savings Plan'), a defined contribution plan available generally to employees of the Company, for the 1996 plan year, each executive named above, except Mr. Turner (who was not eligible to contribute), deferred a portion of his annual compensation and the Company contributed $2,000 for the first $3,000 so deferred by the executive ('Matching Contribution'). These Matching Contributions were invested under the Savings Plan in a Common Stock fund. In addition, pursuant to a profit-sharing component of the Savings Plan, the Company may make annual contributions for the benefit of eligible employees of up to 12% of total eligible compensation; for 1996, the Company contributed 8%, including $12,000 for the account of each executive named above, except for Mr. Turner for whom the contribution was $10,769. Because the Internal Revenue Code of 1986, as amended (the 'Code'), limits the amount of eligible compensation under the Savings Plan to $150,000 for 1996 for any employee, the Company has adopted an unfunded, non-qualified supplemental deferred compensation plan covering otherwise eligible compensation between $150,000 and $275,625 for 1996 (increased 5% per year thereafter, to a maximum of $350,000). The Company's accrual for this supplemental plan, $10,050 in 1996 for each named executive officer, except for Mr. Turner, is deemed to earn interest at a long-term applicable federal rate announced by the Internal Revenue Service.

          (b) The Company maintains a program of life and disability insurance generally available to all salaried employees on the same basis. In addition, during 1996, the Company maintained for certain members of senior management, including the named executive officers, certain supplemental life insurance benefits and paid premiums for this supplemental coverage of approximately $250 each. The Company also maintained split-dollar life insurance policies on the lives of the named executive officers other than Mr. Turner and paid the following amounts allocated to the term portion of the split-dollar coverage for 1996: Mr. Levin, $13,467; Mr. Parsons, $3,840; Mr. Haje, $8,264; and Mr. Bressler, $941. The actuarial equivalent of the value of the premiums paid by the Company for 1996 based on certain assumptions regarding interest rates and periods of coverage are: Mr. Levin, $85,473; Mr. Parsons, $79,719; Mr. Haje, $94,805; and Mr. Bressler, $20,121.
    It is anticipated that the Company will recover the net after-tax cost of the premiums on these policies or the cash surrender value thereof. During 1996, the Company paid a premium of $7,200 to provide Mr. Turner with term life insurance under its group policy. For a description of life insurance coverage for certain executive officers provided pursuant to the terms of their employment agreements, see 'Employment Arrangements.'

STOCK OPTION GRANTS DURING 1996

     The following table sets forth certain information with respect to employee options to purchase shares of Common Stock ('options') awarded during 1996 to the named executive officers. All such options were nonqualified options. No stock appreciation rights ('SARs'), alone or in tandem with stock options, were awarded in 1996.

                          STOCK OPTION GRANTS IN 1996

                                                            INDIVIDUAL GRANTS(1)
                                          ---------------------------------------------------------
                                                           PERCENT
                                          NUMBER OF        OF TOTAL
                                          SECURITIES       OPTIONS        EXERCISE
                                          UNDERLYING      GRANTED TO       OR BASE
                                           OPTIONS        EMPLOYEES         PRICE        EXPIRATION         GRANT DATE
                NAME                       GRANTED         IN 1996         ($/SH)           DATE         PRESENT VALUE(2)
-------------------------------------     ----------      ----------      ---------      ----------      -----------------

Gerald M. Levin......................       175,000           1.8%         $ 42.63         3/19/06          $ 2,831,500
                                             87,500            .9            53.29         3/19/06            1,091,125
                                             87,500            .9            63.95         3/19/06              840,000
R. E. Turner.........................       650,000           6.9%         $ 41.25        10/10/06          $10,361,000
                                            325,000           3.4            51.56        10/10/06            4,010,500
                                            325,000           3.4            61.88        10/10/06            3,100,500
Richard D. Parsons...................       150,000           1.6%         $ 42.63         3/19/06          $ 2,427,000
                                             75,000            .8            53.29         3/19/06              935,250
                                             75,000            .8            63.95         3/19/06              720,000
Peter R. Haje........................        45,000            .5%         $ 42.63         3/19/06          $   728,100
Richard J. Bressler..................       100,000           1.1%         $ 42.63         3/19/06          $ 1,618,000

------------

(1) Options for executive officers are generally awarded pursuant to plans approved by the Company's stockholders and the terms are governed by the plans and the recipient's option agreement. The option exercise price is the fair market value of the Common Stock on the date of grant except for the awards to Messrs. Levin, Turner and Parsons of which one quarter of the total award has an exercise price 25% above the fair market value of the Common Stock on the date of grant and one quarter of which has an exercise price 50% above such fair market value. The options shown in the table become exercisable in installments of one-third on the first three anniversaries of the date of grant, subject to acceleration upon the occurrence of certain events. Payment of the exercise price of an option may be made in cash or, in whole or in part, in full shares of Common Stock already owned by the holder of the option. The payment of withholding taxes due upon exercise of an option may generally be made with shares of Common Stock.

(2) These amounts represent the estimated present value of stock options at the date of grant calculated using the Black-Scholes option pricing model, based upon the following assumptions used in developing the grant valuations: an expected volatility of 21.7% based on a three-year period ending October 31, 1996; an expected term to exercise of eight years; a risk-free rate of return based on the interest rate of a U.S. Government zero-coupon bond in effect on the date of the award with an eight-year maturity (March 20, 1996 -- 6.37%; October 11, 1996 -- 6.60%); and a dividend yield of 1%. The actual value of the options, if any, realized by an officer will depend on the extent to which the market value of the Common Stock exceeds the exercise price of the option on the date the option is exercised. Consequently, there is no assurance that the value realized by an officer will be at or near the value estimated above. These amounts should not be used to predict stock performance.

OPTION EXERCISES AND VALUES IN 1996

     The following table sets forth as to each of the named executive officers information on option exercises during 1996 and the status of his options on December 31, 1996: (i) the number of shares of Common Stock underlying options exercised during 1996; (ii) the aggregate dollar value realized upon exercise of such options; (iii) the total number of shares of Common Stock underlying exercisable and nonexercisable stock options held on December 31, 1996; and (iv) the aggregate dollar value of in-the-money exercisable and nonexercisable stock options on December 31, 1996.

                     AGGREGATE OPTION EXERCISES DURING 1996
                                      AND
                       OPTION VALUES ON DECEMBER 31, 1996

                             NUMBER OF                          NUMBER OF SHARES                  DOLLAR VALUE OF
                               SHARES        DOLLAR          UNDERLYING UNEXERCISED          UNEXERCISED IN-THE-MONEY
                             UNDERLYING       VALUE            OPTIONS ON 12/31/96             OPTIONS ON 12/31/96*
                              OPTIONS       REALIZED      -----------------------------    -----------------------------
           NAME              EXERCISED     ON EXERCISE    EXERCISABLE    NONEXERCISABLE    EXERCISABLE    NONEXERCISABLE
--------------------------   ----------    -----------    -----------    --------------    -----------    --------------

Gerald M. Levin (1).......     48,000      $1,003,680      2,485,600          350,000      $23,664,040        --
R.E. Turner...............      --             --             --            1,300,000          --             --
Richard D. Parsons........      --             --            200,000          400,000      $   374,000       $187,000
Peter R. Haje.............      --             --            691,954           71,666      $12,012,131        --
Richard J. Bressler (1)...      --             --            132,804          181,332      $   977,588       $ 18,700

                                                        (footnotes on next page)

* Calculated using the closing price of $37.50 per share on December 31, 1996 minus the option exercise price.

(1) The options exercised by Mr. Levin were awarded in 1986. Messrs. Levin and Bressler are the only executive officers listed above who have been awarded SARs in tandem with any of their stock options. 265,600 of Mr. Levin's options and 9,644 of Mr. Bressler's options held on December 31, 1996 were awarded with tandem SARs; they all were awarded on or prior to September 22, 1989 and are currently exercisable; and at December 31, 1996, they had a value of $2,074,640 and $68,102, respectively, but no separate value has been attributed to these SARs. These SARs are exercisable for Common Stock or cash, subject to a $250,000 limit on the amount of cash that may be received upon their exercise.

     The option exercise price of all the options held by the named executive officers is the fair market value of the Common Stock on the date of grant except for options awarded to Messrs. Levin, Turner and Parsons in 1996 (see 'Stock Option Grants in 1996') and 500,000 of Mr. Levin's options awarded in 1993, half of which have an exercise price 25% above the fair market value of the Common Stock on the date of grant and the other half of which have an exercise price 50% above such fair market value. All options held by the named executive officers become immediately exercisable in full upon the occurrence of certain events, including the death or total disability of the option holder, certain change-of-control transactions and, in most cases, the Company's breach of the holder's employment agreement and all such nonqualified options permit a portion of each award to be transferred by gift directly or indirectly to members of the holder's immediate family.

     The options held by executive officers remain exercisable for the full term of their employment agreements in the event their employment terminates as a result of the Company's breach. For some executive officers, some or all of their options remain exercisable for the full term of the options if their employment is terminated for any reason other than for cause, including death. Otherwise, options may generally be exercised for one year after death or total disability. All options terminate immediately if the holder's employment is terminated for cause. The terms of the options shown in the chart are generally ten years, although 320,000 options held by Mr. Levin have a term of 15 years from the date of their award in 1989.

EMPLOYMENT ARRANGEMENTS

     The Company is, and during 1996 was, a party to employment agreements with the executive officers of the Company. These agreements have been filed with the SEC as exhibits to the Company's periodic filings.

     Among other things, the agreements with the Company's executive officers typically provide for: a fixed term of employment in a specified executive post; annual salary; deferred compensation, generally equal to 50% of annual salary, which is invested and paid out as described below under 'Deferred Compensation'; an annual bonus in the discretion of the Compensation Committee, all or a portion of which may be deferred at the election of the executive officer; and life insurance benefits to be provided by split dollar policies, generally for the life of the executive and pursuant to which the Company recovers an amount equal to the net after-tax cost to the Company of the premiums on such policy or the cash surrender value thereof, as well as any group life insurance generally provided by the Company to its employees.

     Generally, such agreements include a narrow definition of the 'cause' for which an executive's employment may be terminated and in that event, the executive will only receive earned and unpaid base salary and deferred compensation accrued through such date of termination.

     These agreements typically provide that in the event of the Company's material breach or wrongful termination of an executive's employment, the executive will be entitled to elect either (a) to receive a lump-sum payment equal to the present value of the base salary, projected bonuses and deferred compensation otherwise payable during the remaining portion of the executive's term of employment or (b) to remain an employee of the Company through the end of the term of employment and, without performing any services, receive the base salary, bonuses and deferred compensation payable as if there had been no breach or wrongful termination. Executives are not generally required to mitigate damages after such a termination, other than as necessary to prevent the Company from losing any tax deductions to which it otherwise would have been entitled for any payments deemed to be 'contingent on a change' under the Code. In addition, except for Mr. Turner's agreement, these agreements typically provide that if an executive thereafter obtains other employment, the total cash salary and bonus received therefrom for services prior to the expiration of the executive's employment term (up to the amount of compensation paid to the executive by the Company for such period) must be paid over to the Company as received. Except for Mr. Levin's agreement, the provisions of the employment agreements relating to payments described in the preceding sentence provide that the executive officer may retain and not pay over to the Company an amount equal to the severance he would have received in accordance with the Company's personnel policies if he had been job eliminated.

     In addition, if his employment terminates as a result of the Company's material breach or wrongful termination, or the Company terminates his employment after the term of his employment agreement, Mr. Bressler is entitled to a severance payment equal to the greater of the amount described in the preceding paragraph or the present value of three times the sum of his annual base salary, average bonus and deferred compensation. If his employment terminates under these circumstances, Mr. Parsons is entitled to a severance payment equal to the greater of the amount described in the preceding paragraph or the present value of the sum of one year's annual salary and deferred compensation and an average bonus.

     If an executive becomes disabled during the term of his employment agreement the executive typically will receive full salary, bonus and deferred compensation for six months and 75% thereof through the end of the employment term or, in some cases, for three years, if longer. Deferred compensation will be maintained and paid after giving effect to the executive's base salary after disability. Any such payments will be reduced by amounts received from Worker's Compensation, Social Security and disability insurance policies maintained by the Company.

     If an executive dies during the term of an employment agreement, generally the executive's beneficiaries will receive the executive's earned and unpaid salary and deferred compensation to the last day of the month in which the death occurs and a pro rata portion of the executive's bonus for the year of his death.

     The minimum annual salaries and deferred compensation under these agreements for the named executive officers are as shown for 1996 in the Summary Compensation Table, except that the current annual salary and deferred compensation for Mr. Turner is $1,050,000. The expiration dates of these agreements and the amounts of the individual life insurance coverage for the lifetime of such persons are: Mr. Levin -- January 10, 2000 and $6 million; Mr. Turner -- December 31, 2001 and $6 million; Mr. Parsons -- December 31, 1999 and $4 million; Mr. Haje -- December 31, 1999 (not including a two-year advisory period) and $4 million; and Mr. Bressler -- December 31, 1999 and $2 million.

     In addition, under his employment agreement, Mr. Turner was awarded stock options to purchase 1.3 million shares of Common Stock half of which have exercise prices above the fair market value on the date of grant. See 'Stock Option Grants in 1996.' Mr. Turner is also entitled to further awards of stock options on the first four anniversaries of the TBS Merger, each covering an additional 300,000 shares of Common Stock. Pursuant to his employment agreement with TBS, Mr. Turner also received $844,000 as salary and $200,000 as annual bonus from TBS for services rendered to TBS in 1996 prior to the TBS Merger, as well as a $640,000 payment upon termination of the TBS Long-Term Incentive Plan and required distributions from certain TBS supplemental benefit plans totalling $1,262,447. So long as Mr. Turner is employed by the Company, the Company has agreed to include him in management's slate for election as a director and to use its best efforts to cause his election.

DEFERRED COMPENSATION

     Deferred compensation for executive officers is deposited into separate accounts maintained by the Company for each of such officers. The Company appoints an investment advisor for each such account subject to approval by the relevant executive. Funds are invested in securities as directed by the investment advisor, with the assumed after-tax effect upon the Company of gains, losses and income, and distributions thereof, and of interest expenses and brokerage commissions and other direct expenses attributed thereto, being credited or charged to the account. Payments are generally made to the officer from the account in installments to liquidate the account over a period of three to five years commencing on the date employment was to terminate under the employment agreement, or at such other times as the officer might have elected. Such payments include an amount equal to the assumed tax benefit to the Company of the compensation deduction available for tax purposes for the portion of the account represented by the net appreciation in such account, even though the Company might not actually receive such tax benefit.

     Amounts paid by the Company to the deferred compensation accounts of the named executive officers for 1996 and the portion, if any, of the 1996 annual bonus elected to be deferred by any such officer are included in the amounts shown in the Summary Compensation Table above.

TIME WARNER EMPLOYEES' PENSION PLAN

     The Time Warner Employees' Pension Plan, as amended (the 'Pension Plan'), provides benefits to eligible employees, including officers, of the Company and certain of its subsidiaries. Directors who are not also employees of the Company are not eligible to participate in the Pension Plan.

     A participant accrues benefits under the Pension Plan on the basis of 1 2/3% of the average annual compensation (defined as the average of the highest five consecutive full or partial years of compensation, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program) for each year of service up to 30 years and 1/2% for each year of service over 30. Compensation for purposes of calculating average annual compensation under the Pension Plan is limited to $200,000 per year for 1988 through 1993 and $150,000 per year for 1994 and thereafter (each subject to adjustments provided in the Code). Eligible employees become vested in all benefits under the Pension Plan on the earlier of five years of service or certain other events.

     Annual pension benefits are reduced by a Social Security offset determined by a formula that takes into account credited service up to 35 years, covered compensation up to the average Social Security wage base and a disparity factor based on the age at which Social Security benefits are payable (the 'Social Security Offset'). The pension benefit of participants on December 31, 1977 in the former Time Employees' Profit-Sharing Savings Plan (the 'Profit Sharing Plan') is further reduced by a fixed amount attributable to a portion of the employer contributions and investment earnings credited to such employees' account balances in the Profit Sharing Plan as of such date (the 'Profit Sharing Plan Offset').

     Under the Pension Plan, employees who are at least 60 years old and have completed at least ten years of service may elect early retirement and receive the full amount of their annual pension ('early retirement'). An early retirement supplement is payable to an employee terminating employment at age 55 and before age 60, after 20 years of service, equal to the actuarial equivalent of such person's accrued benefit, or, if greater, an annual amount equal to 35% of such person's average compensation determined under the Pension Plan. The supplement ceases when the regular pension commences at age 60 or upon the death of the retiree.

     Federal law limits both the amount of compensation that is eligible for the calculation of benefits and the amount of benefits derived from employer contributions that may be paid to participants under the Pension Plan. However, as permitted by the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), the Company has adopted the Time Warner Excess Benefit Pension Plan (the 'Excess Plan'), which provides for payments by the Company of certain amounts which employees of the Company would have received under the Pension Plan if eligible compensation were limited to $250,000 in 1994 (increased 5% per year thereafter, to a maximum of $350,000) and there were no payment restrictions. For purposes of the Excess Plan, the $200,000 limit (as indexed for years after 1989) on eligible compensation will only apply to compensation received in 1988 through 1993; the $250,000 limit (as adjusted) will apply to compensation received in 1994 and thereafter.

     The following table shows the estimated annual pension payable upon retirement to employees in specified remuneration and years-of-service classifications. The amounts shown in the table do not reflect the effect of the previously-described (i) Social Security Offset, (ii) Profit Sharing Plan Offset or (iii) early retirement supplements. The amount of the estimated annual pension is based upon a pension formula which applies to all participants in both the Pension Plan and the Excess Plan. The estimated amounts are based on the assumption that payments under the Pension Plan will commence upon normal retirement (generally age 65) or early retirement, that the Pension Plan will continue in force in its present form and that no joint and survivor annuity will be payable (which would on an actuarial basis reduce benefits to the employee but provide benefits to a surviving beneficiary). Amounts calculated under the pension formula which exceed ERISA limits will be paid under the Excess Plan from the Company's assets and are included in the amounts shown in the following table.

                                                         ESTIMATED ANNUAL PENSION FOR
HIGHEST CONSECUTIVE                                       YEARS OF CREDITED SERVICE
FIVE YEAR AVERAGE                    --------------------------------------------------------------------
COMPENSATION                            10          15          20          25          30          35
----------------------------------   --------    --------    --------    --------    --------    --------
$100,000..........................   $ 16,667    $ 25,000    $ 33,334    $ 41,668    $ 50,001    $ 52,501
 200,000..........................     33,334      50,001      66,668      83,335     100,002     105,002
 400,000..........................     66,668     100,002     133,336     166,670     200,004     210,004
 600,000..........................    100,002     150,003     200,004     250,005     300,006     315,006
 800,000..........................    133,336     200,004     266,672     333,340     400,008     420,008


     The  amount  of  covered  compensation  that  would  be  considered  in the determination of the highest five consecutive full or partial years of compensation under the Pension Plan and the Excess Plan for each of Messrs. Levin, Turner, Parsons, Haje, and Bressler is limited as a result of the imposition of the limitations on eligible compensation. However, because combined payments under the Pension Plan and the Excess Plan are based on the average of the highest five consecutive full or partial years of compensation (taking into account the compensation limits only for 1988 and thereafter), the compensation used for determining benefits under such Plans for Mr. Levin (and employees who participated in the Pension Plan prior to 1988) will include eligible compensation in years prior to 1988 which exceeded these limits. The estimated annual benefits payable under the Pension Plan and the Excess Plan, as of February 1, 1997, would be based on average compensation of $729,248 for Mr. Levin; $250,565 for Mr. Turner; $269,000 for Mr. Parsons; $250,565 for Mr. Haje; and $250,565 for Mr. Bressler, with 24.8, .4, 2.0, 6.4, and 8.2 years of credited service, respectively. In addition, pursuant to his employment agreement, Mr. Parsons will be entitled to receive supplemental payments from the Company that will achieve a total retirement benefit equal to what he would have received if he had five additional years of credited service under the Pension Plan.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

     The chart below compares the Company's Common Stock performance with the performance of the Standard & Poor's 500 Composite Stock Price Index ('S&P 500 Index') and a Peer Group Index by measuring the changes in common stock prices from December 31, 1991 plus reinvested dividends and distributions. Pursuant to the SEC's rules, the Company has created a peer group index with which to compare its own stock performance since a published industry or line-of-business index does not exist. The Company has attempted to select a grouping of companies that includes companies in lines of business similar to its own. Because of the Company's involvement in a broad mix of several major media and entertainment businesses and the fact that no other public companies are engaged in all of these businesses, no grouping could closely mirror the Company's businesses or weight those businesses to match the relative contributions of each of the Company's business units to the Company's performance. All of the companies included in the Company's Peer Group Index are engaged in only some of the businesses in which the Company is engaged and some are also engaged in businesses in which the Company does not participate. The common stocks of the following companies have been included in the Peer Group
Index: Cablevision Systems Corporation, Comcast Corporation, McGraw-Hill Inc., Meredith Corporation, The News Corporation Limited, Tele-Communications, Inc., Viacom Inc. and The Walt Disney Company. Capital Cities/ABC, Inc. and CBS Inc., which were previously included in the Peer Group, have been removed from the Peer Group Index because of their acquisitions in early 1996 and late 1995 by The Walt Disney Company and Westinghouse Electric Corporation, respectively. The chart assumes $100 was invested on December 31, 1991 in each of the Company's Common Stock, the S&P 500 Index and the Peer Group Index and reflects reinvestment of dividends and distributions on a monthly basis and annual market capitalization weighting.

                           [PERFORMANCE GRAPH]


  VALUE AT       TIME WARNER      PEER GROUP      S&P 500
DECEMBER 31      COMMON STOCK       INDEX          INDEX
------------     ------------     ----------     ---------

1991....             $100            $100           $100
1992....              135             138            108
1993....              206             165            118
1994....              165             150            120
1995....              180             188            165
1996....              179             182            203

ADDITIONAL INFORMATION

     During 1996, the Company and its subsidiaries engaged in transactions in the ordinary course of business, on normal commercial terms, with The Seagram Company Ltd., the beneficial owner of more than five percent of the voting power of the Company's outstanding common stock, and ITOCHU Corporation and Toshiba Corporation, the beneficial owners of more than five percent of the voting power of separate series of the Voting Preferred Stock. The amounts involved in such transactions were not material to the Company or any of such companies. Mr. Haje, an executive officer of the Company, agreed to an order entered on September 27, 1993 by the U.S. Office of Thrift Supervision that, for a period of five years, suspends him from practicing before the OTS and requires him not to engage in the legal representation of a federally insured depository institution. Mr. Haje also agreed, for such period, not to participate in any unsafe or unsound banking practices or the submission of any materially misleading statements to any federal banking authority. Such order relates to events that occurred while Mr. Haje was a partner in a law firm that represented a federally insured depository institution, prior to his employment by the Company, and places no limits on his services for the Company. During 1996, the Company provided approximately $80,000 of personal benefits to Mr. Munro, a director of and an advisor to the Company.


                               CERTAIN LITIGATION

TIME WARNER STOCKHOLDER LITIGATION

     On October 30, 1995, two complaints were filed in the Court of Chancery of the State of Delaware in and for New Castle County ('Delaware Chancery Court') against the Company, certain officers and directors of the Company, and other defendants, by stockholders of the Company, purportedly derivatively on behalf of the Company. The two complaints allege, among other things, that in connection with the then proposed TBS Merger, some or all of the defendants have violated fiduciary duties owed to the Company and its stockholders by, among other things, (i) seeking to entrench themselves in board and management positions and to eliminate the threat of a hostile takeover, (ii) securing economic benefits for themselves or conferring special benefits on Tele-Communications, Inc. ('TCI') and others at the expense of the Company's public stockholders, and (iii) structuring the TBS Merger so as to place the Company's chief executive officer in a position which allegedly will involve a conflict between the interests of TCI and the Company. Among other relief demanded, both complaints seek an injunction against consummation of the TBS Merger and an order directing the individual defendants to account to the Company for their alleged profits and plaintiffs' alleged damages. On November 22, 1995, the Company and the other defendants moved to dismiss the complaint in one of these actions on the ground that the plaintiff had failed to comply with Delaware Chancery Court Rule 23.1. There has been no further activity in these actions.

     On March 12, 1996, a complaint was filed in the Delaware Chancery Court against the directors and certain officers of the Company by a stockholder of the Company, purportedly derivatively on behalf of the Company. The complaint alleges, among other things, that some or all of the defendants have breached fiduciary duties owed to the Company and its stockholders in furtherance of an entrenchment scheme by, among other things, (i) forcing the resignations of or firing certain directors and officers of the Company, (ii) conferring special benefits upon TCI, R.E. Turner and Michael Milken in connection with the TBS Merger, and (iii) certain matters relating to a dispute with U S WEST, Inc. that has since been successfully litigated by the Company. The complaint seeks, among other things, (i) an injunction against consummation of the TBS Merger and certain related arrangements, (ii) an injunction against any settlement of a litigation between the Company and U S WEST, Inc. (in which U S WEST, Inc. sought to enjoin the transaction with TBS and other relief), (iii) a declaratory judgment that defendants breached their fiduciary duties to the Company and its stockholders, and (iv) unspecified damages. On April 8, 1996, the defendants moved to dismiss the complaint in this action. There has been no further activity in this action.

TBS SHAREHOLDER LITIGATION

     Fifteen actions against TBS, the Company, certain officers and directors of TBS or Time Warner Entertainment Company, L.P., and other defendants, purportedly on behalf of a class of TBS shareholders, filed in Superior Court, Fulton County, Georgia in connection with the TBS Merger have been consolidated. On February 29, 1996, plaintiffs filed their third amended consolidated supplemental and derivative class action complaint (the 'Third Amended Complaint'). The Third Amended Complaint, which included a derivative claim, alleged, among other things, that the terms of the TBS Merger were unfair to TBS shareholders and that the defendants had breached or aided and abetted the breach of fiduciary common law and statutory duties owned to TBS shareholders by
(a) conferring benefits on controlling shareholders at the expense of other shareholders, (b) committing corporate waste and (c) taking actions to entrench TBS board members. The Third Amended Complaint further alleged that the defendants acted fraudulently in negotiating and approving the TBS Merger, that the approval of the TBS Merger by the TBS Board of Directors had been fraudulently obtained, and that the vote of the TBS Board approving the TBS Merger did not comply with the TBS Articles of Incorporation and By-laws or with Georgia law. Among other relief demanded, the Third Amended Complaint sought damages, an injunction against the consummation of the TBS Merger and related transactions, and an auction of TBS. On April 1, 1996, defendants filed motions for judgment on the pleadings on all claims asserted in the Third Amended Complaint. On June 17, 1996, the court transformed the defendants' motion for judgment on the pleadings into a motion for summary judgment with respect to two of the plaintiffs' claims and denied the plaintiffs' request for discovery on those claims. On September 13, 1996, plaintiffs filed a motion for a preliminary injunction (and related relief) seeking, among other things, an order enjoining consummation of the TBS Merger. Their motion was denied on October 3, 1996. On September 19, 1996, plaintiffs sought leave to file a fourth amended complaint. On December 20, 1996, the Court granted defendants' motion for judgment on the pleadings with respect to certain of the claims in the Third Amended Complaint and also granted plaintiffs' motion for leave to file a fourth amended complaint. On January 16, 1997, plaintiffs filed a fourth amended class action complaint containing allegations and requesting relief substantially similar in substance to the Third Amended Complaint.

     The Company intends to continue to defend vigorously these actions.

         PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO
                 PROVIDE FOR ELECTION OF ALL DIRECTORS ANNUALLY

     The Board of Directors has unanimously approved and recommends to stockholders that they consider and approve a proposal to amend the Company's Restated Certificate of Incorporation to eliminate the current division of the Board of Directors into three classes, with one class elected each year for a three-year term, and to provide instead for the annual election of the entire Board of Directors commencing in 1998. If the proposed amendment is approved,
Section 4 of Article VI of the Company's Restated Certificate of Incorporation would be deleted and Sections 1 and 3 thereof would be amended to read as follows:

          'SECTION 1. Except as otherwise fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the number of the directors of the Corporation shall be fixed from time to time by or pursuant to the By-laws of the Corporation. The directors, other than those who may be elected by the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issue of such class or series of stock adopted by the Board of Directors, shall
     be  elected  by  the stockholders   entitled  to  vote
     thereon at each annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until each of their successors shall have been elected and qualified. The term of office of each director in office at the time this Section 1 of Article VI becomes effective shall expire at the next annual meeting of stockholders held after the time this Section 1 of Article VI becomes effective. The election of directors need not be by written ballot. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                                      ***

          'SECTION 3. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the number of directors may be filled by the Board of Directors, or as otherwise provided in the By-laws, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-laws. Any director elected in accordance with the preceding sentence of this Section 3 shall hold office until the next annual meeting of stockholders and until such director's successor shall have been elected and qualified.'

     Since the Company's original incorporation in the State of Delaware in 1983, its Certificate of Incorporation has provided, as specifically permitted by Delaware law and the rules of the New York Stock Exchange, that the Board of Directors would be divided into three classes, with one class elected each year for a three-year term. The Company, like many companies, believed that a 'classified' Board of Directors provided continuity and stability in the membership of the Board of Directors and in the policies established by the Board and ensured that new Directors would have an opportunity to become familiar with the Company's business and benefit from the experience of the continuing Directors. The provision was designed to help assure continuity of Company policies and make management changes more gradual. It was also designed to ensure that any person seeking to acquire control of the Company would seek approval of the Board of Directors rather than proceeding unilaterally. The Company also recognized that a classified Board of Directors could strengthen its position in negotiating with, or otherwise responding to, any person attempting a proxy fight or other change-of-control transaction and thereby might enable the Company to improve the terms of any proposal made by such a person.

     In recent years, the Board of Directors has initiated a number of reforms in its governance procedures. The Board has reduced its size while bringing on strong new members and reducing the number of Affiliated Directors. A requirement that a majority of the Board be independent directors and a policy of appointing only Unaffiliated Directors to the Audit, Compensation and Nominating and Governance Committees were adopted. A retirement age for directors has been implemented. The Company adopted a confidential voting policy and replaced its directors' retirement plan with a stock option plan. In line with these changes, the Board of Directors determined that the classified Board has served the Company well but is no longer desirable and that the benefits of continuity, stability and experience, while to some degree protected by the staggered election of directors, do not depend on it alone. Accordingly, the Board has come to believe that stockholders should have the opportunity to vote on the entire Board of Directors each year to be able to register their views on the performance of the Board collectively and each director individually. The Board of Directors has, therefore, unanimously approved the advisability of the proposed amendment to the Restated Certificate of Incorporation to provide for the annual election of all directors and is submitting it to the stockholders for approval at the Annual Meeting.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote, in person or by proxy, of the holders of 80% in voting power of all outstanding shares of Common Stock, Series LMCN-V Stock and Voting Preferred Stock, voting together as a single class, is required to approve the Charter Amendment Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT PROPOSAL TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS.

               APPROVAL OF THE TIME WARNER 1997 STOCK OPTION PLAN

GENERAL

     The Time Warner 1997 Stock Option Plan (the '1997 Option Plan') providing for the granting of stock options to purchase shares of Common Stock and the granting of related stock appreciation rights to employees of the Company and its subsidiaries is proposed to be approved by stockholders. The 1997 Option Plan is intended to be used primarily to grant stock options to the executive officers of the Company. Approval of the 1997 Option Plan by stockholders is needed to preserve the Company's tax deduction for the ordinary income recognized by executive officers upon exercise of nonqualified stock options granted under the 1997 Option Plan in light of the Omnibus Budget Reconciliation Act of 1993 (the 'Act').

     In general, the Act denies a publicly held corporation a deduction for Federal income tax purposes for compensation in excess of $1 million per year paid to its Chief Executive Officer and the four other officers whose compensation is disclosed in its annual proxy statement, subject to certain exceptions. The 1997 Option Plan is intended to qualify under one of these exceptions under the Act which, in substance, require that the plan be approved by the corporation's stockholders, that it contain a limit on the number of options that may be granted to any one person and that the exercise price of options granted under the plan be not less than the fair market value of the underlying stock on the date of grant.

     The Company believes that the stock options to be granted under the 1997 Option Plan are an important part of the compensation of the Company's executive officers and provide long-term rewards that coincide with long-term stock price appreciation recognizable by the Company's stockholders. If the 1997 Option Plan is not approved by the stockholders, the Board of Directors may consider replacing stock options with other forms of compensation. The Board of Directors approved the 1997 Option Plan on March 20, 1997. The following summary of the 1997 Option Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of the 1997 Option Plan set forth as Annex A to this Proxy Statement.

STOCK SUBJECT TO THE PLAN

     The 1997 Option Plan provides for the granting of options ('Options') to purchase a maximum of 6,250,000 shares (approximately 1% of the Common Stock outstanding) of the Company's Common Stock and stock appreciation rights ('SARs') in connection therewith (collectively, 'Awards'). The Company believes that this number will be adequate for its needs for a five-year period for Option awards to its executive officers and it does not expect, under current conditions, to request approval of any other stock option plan for such officers prior to 2001. The shares of Common Stock issued under the 1997 Option Plan may be either authorized and unissued shares or issued shares held in treasury, or both. During 1996, the Company repurchased in the open market, approximately 11.4 million shares of Common Stock. The Company will reserve the number of shares necessary to satisfy the maximum number of shares that may be issued under the 1997 Option Plan. The Common Stock underlying any Option that expires, terminates or is canceled for any reason without being exercised (or without being deemed exercised upon exercise of a related SAR) will again become available for Awards under the 1997 Option Plan. Cash payments received by the Company upon the exercise of Options will be used for general corporate purposes.

ADMINISTRATION AND ELIGIBILITY

     The Board of Directors has initially delegated authority to administer the 1997 Option Plan to its Compensation Committee (the 'Committee'). Members of the Committee will be 'non-employee directors' within the meaning of SEC Rule 16b-3 and 'outside directors' within the meaning of Section 162(m) of the Code.

     The Company intends to make Awards under the 1997 Option Plan only to officers subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), although the 1997 Option Plan will permit Awards to other employees of the Company and its subsidiaries. Awards may be made to officers whether or not they participate or are entitled to participate in any other option, restricted stock or other compensation plan of the Company. The maximum number of shares that may be awarded to any one person, whether in the form of Options or SARs, is 2,500,000. The exercise of Options and SARs granted to a prospective employee will be conditioned upon such person becoming an employee of the Company or one of its subsidiaries.

     Except as expressly provided by the 1997 Option Plan, the Committee will have the plenary authority, in its discretion, to grant Awards under the Plan and to determine the terms and conditions (which need not be identical) of such Awards, including without limitation, (a) the officers to whom, and the time or times at which, Awards will be granted, (b) the number of Awards to be granted,
(c) whether an Option will be an  incentive stock option, within the meaning  of
Section 422A of the Code ('ISO') or a nonqualified stock option ('NSO'), (d) the exercise price of any such Award, (e) when an Option or SAR can be exercised and whether in whole or in installments, and (f) the form, terms and provisions of any agreement in which Awards of Options or SARs are made (an 'Award Agreement'). No 'reload' or repricing feature is available under the 1997 Option Plan.

OPTIONS AND SARS

     Purchase Price. Subject to the limitations set forth below, the purchase price of the shares of Common Stock covered by each Option and the appreciation bases of any related SARs will be determined by the Committee on the date of grant. The purchase price of the shares of Common Stock covered by each Option will not be less than the fair market value of the Common Stock on the date of grant of such Option. In addition, an ISO may not be granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the purchase price is at least 110% of the fair market value of the Common Stock at the time the ISO is granted and the ISO is not exercisable after the expiration of five years from the date it is granted.

     The Company does not intend to grant any General SARs (as defined below) while the financial reporting consequences of granting General SARs differ from the consequences associated with Options. If any SARs are granted, it is anticipated that their appreciation bases will be the same as the exercise prices of the related Options; however, the Committee may provide for higher appreciation bases.

     Term and Exercise. The duration of each Option (including any related SAR) will be for a period of up to ten years as the Committee determines at the time of grant and may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of grant, or by the Committee's subsequent acceleration. Under the terms of the 1997 Option Plan, Options and SARs become immediately exercisable in full if the optionee's employment terminates by reason of death or total disability.

     The Committee will establish Option exercise procedures. Payment may be made in cash or, unless otherwise determined by the Committee, in shares of Common Stock already owned by the optionee or partly in cash and partly in Common Stock.

     Options (including any related SARs) may be exercised after termination of employment only to the extent provided in the Award Agreement; provided, however, that (i) if employment terminates by reason of death or total disability, Options (including any related SARs) will remain exercisable for a period of at least one year after such termination (but not later than the scheduled expiration of such Options) and (ii) if employment terminates for cause, then all such Options (including any related SARs) will terminate immediately. Notwithstanding any other provision of the 1997 Option Plan, the Committee may provide at the time of the grant of an Award that it will become and/or remain exercisable, at rates and at times at variance with the 1997 Option Plan's rules, but only if reflected in the terms of an employment agreement approved or ratified by the Board of Directors or the Committee.

     SARs. Under the 1997 Option Plan, SARs may be granted simultaneously with the grant of a related Option or at any later time prior to its complete exercise, termination, expiration or cancellation. An officer may be granted General SARs ('General SARs'), Limited SARs ('Limited SARs') or both. General SARs permit the holder to receive an amount (in cash, Common Stock or a combination of both, as requested by the holder) equal to the number of shares of Common Stock with respect to which such SARs are exercised, multiplied by the excess of the fair market value of the Common Stock on the exercise date over the related SAR appreciation base. General SARs may be exercised only to the extent the related Option is exercisable. Unless otherwise provided in the applicable Award agreement, the number of General SARs which may be exercised for cash, or partly for cash and partly for shares of Common Stock, during any calendar quarter may not exceed 20% of the aggregate number of shares subject to such related Option.


     Limited SARs are similar to General SARs, except that they may be exercised only during a prescribed period following the occurrence of one or more 'change-of-control' transactions described below. Upon the exercise of Limited SARs granted in connection with an ISO, unless otherwise determined by the Committee at the time of grant, the holder will receive in cash an amount equal to the number of Limited SARs exercised multiplied by the excess of (i) the fair market value of the Common Stock on the date of exercise over (ii) the SAR appreciation base. Upon the exercise of Limited SARs granted in connection with an NSO, unless otherwise determined by the Committee at the time of grant, the holder will receive in cash an amount equal to the number of Limited SARs exercised multiplied by the excess of (a) the highest per share price paid or to be paid in connection with certain change-of-control transactions which occur at any time during the 60-day period preceding the exercise of such Limited SARs, or, if higher, the highest reported closing sales price of a share of Common Stock on the New York Stock Exchange Composite Listing at any time during such 60-day period, over (b) the SAR appreciation base.


     The exercise of any Options will cause a corresponding reduction in the number of shares of Common Stock remaining subject to the related SARs, and the exercise of any SARs will cause a corresponding reduction in the number of shares remaining subject to the related Options, in either case, maintaining a balance between outstanding Options and SARs. Any such reduction will reduce the number of shares available for future Awards under the 1997 Option Plan.

     Transferability. To the extent permitted by the Award Agreement, Options and SARs will be transferable by gift to members of a holder's immediate family. Options and SARs will also be transferable to a designated beneficiary or by will or the laws of descent and distribution upon the death of the holder.

ACCELERATION OF OPTIONS AND SARS

     Unless otherwise provided in the Award Agreement, each Award will vest upon the occurrence of any of the following change-of-control transactions: (i) the Board of Directors (or stockholders if required) approves a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all of the assets of the Company, or the liquidation or dissolution of the Company, (ii) any person or other entity (other than the Company or any Company-sponsored employee benefit plan) purchases any shares of Common Stock (or securities convertible or exchangeable into Common Stock) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing 20% or more of the voting power of the Company's outstanding securities, or (iii) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.


     Under Section 4999 of the Code, an optionee may be required to pay an excise tax on certain cash or stock received in connection with the optionee's termination of employment following any such change-of-control transaction, and, under Section 280G of the Code, the Company may not be entitled to a deduction for Federal income tax purposes for certain of such cash or stock paid to an optionee. However, the 1997 Option Plan provides that Award Agreements may contain provisions relating to the applicability of the penalty provisions of
Section 4999 of the Code to any such cash or stock received by an optionee.


ADDITIONAL PROVISIONS


     Changes in Capitalization. In the event of a stock split, stock dividend, recapitalization, merger, consolidation or other similar transaction which affects the character or amount of the outstanding shares of Common Stock, the Committee will equitably adjust the purchase price of each Award and the number of shares subject to each such Award, and the number of shares for which Awards may be granted under the 1997 Option Plan will be appropriately adjusted.


     Other. The obligations of the Company with respect to Awards granted under the 1997 Option Plan are subject to all applicable laws. Unless otherwise provided by the Committee, the payment of withholding taxes due in respect of an Award under the 1997 Option Plan may be made with shares of Common Stock.

AMENDMENT AND TERMINATION

     No Awards may be granted under the 1997 Option Plan on or after the fifth anniversary of the date of approval of the 1997 Option Plan by the stockholders of the Company. The Board of Directors may terminate or amend the 1997 Option Plan at any time, provided that the Board of Directors must comply with all applicable laws, applicable stock exchange listing requirements and applicable requirements for the 1997 Option Plan to qualify as 'performance based' under the Act and Section 162(m) of the Code. Termination or amendment of the 1997 Option Plan or any outstanding Award may not adversely affect the rights of any holder without his or her consent.

AWARDS UNDER THE 1997 OPTION PLAN

     No Awards have been made under the 1997 Option Plan. As stated above, any Awards under the 1997 Option Plan will be determined by the Committee in its discretion. It is, therefore, not possible to predict the Awards that will be made to particular officers in the future under the 1997 Option Plan, except that, if the 1997 Option Plan is approved by stockholders, it is expected that Mr. Turner will receive Awards under the 1997 Option Plan pursuant the terms of his employment agreement. See 'Employment Arrangements.' Stock options awarded to the named executive officers in 1996 under the Company's existing plans are set forth under 'Stock Option Grants During 1996.' In addition, nonqualified stock options covering an aggregate of 77,500 shares of Common Stock were awarded to three other executive officers during 1996.

OTHER INFORMATION


     On March 26, 1997, the closing sale price of the Common Stock, as reported on the New York Stock Exchange Composite Listing, was $44.25 per share.


FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND SARS

     The following summary generally describes the principal Federal (and not state and local) income tax consequences of Awards granted under the 1997 Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular officer or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     If an Option is granted in accordance with the terms of the 1997 Option Plan, no income will be recognized by the recipient thereof at the time the Option is granted.

     On exercise of an NSO, the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the optionee as ordinary income, and will be deductible for tax purposes by the Company in the year in which the optionee recognized the ordinary income. The disposition of shares acquired upon exercise of an NSO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the NSO.

     On exercise of an ISO, an optionee will generally not recognize any income and the Company will generally not be entitled to a deduction for tax purposes. However, the difference between the exercise price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the optionee to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). However, if the optionee disposes of shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a 'disqualifying disposition'), the optionee will generally recognize ordinary income, and the Company will generally be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of Common Stock on the date the ISO is so exercised over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the optionee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain.

     If an Option is exercised through the use of Common Stock previously owned by the optionee, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired on the exercise of an ISO or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an Option intended to qualify as an ISO, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If an otherwise qualifying ISO becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the Option in respect of such excess shares will be treated as an NSO.

     The amount of any cash (or the fair market value of any Common Stock) received upon the exercise of SARs under the 1997 Option Plan will be includible in the optionee's ordinary income and the Company will be entitled to a deduction for such amount.

VOTE REQUIRED FOR APPROVAL OF THE 1997 OPTION PLAN

     The affirmative vote of a majority of the votes cast on the proposal, either in person or by proxy, by the holders of Common Stock and Voting Preferred Stock entitled to vote at the Annual Meeting, voting together as a single class, is required to approve the 1997 Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE TIME WARNER 1997 STOCK OPTION PLAN.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit its consolidated financial statements for 1997 and has determined that it would be desirable to request that the stockholders approve such appointment.

     Ernst & Young LLP has served the Company and its subsidiaries as independent auditors for many years. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

VOTE REQUIRED FOR APPROVAL

     Stockholder approval is not required for the appointment of Ernst & Young LLP, since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for approval at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not approve the appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSAL

PROPOSAL REGARDING THE USE OF CHLORINE-BLEACHED PAPER

     The Ancilla Domini Sisters, Donaldson, Indiana 46513, beneficial owners of 1,000 shares of Common Stock, joined by nine other organizations whose names, addresses and stockholdings will be provided by the Company upon request, have advised the Company that they intend to propose a resolution at the Annual Meeting. The proposed resolution and statement in support thereof are set forth below:

     WHEREAS the Environmental Protection Agency, in the finding of its three-year study on dioxins, declared that dioxins probably cause cancer and are linked to numerous other health disorders, including hormone disorders and dysfunctions in immune systems. This threat to human health and the environment has been recognized by a number of international conventions;

     WHEREAS exposure to dioxin poses a risk of getting cancer between 1 in 1,000 and 1 in 10,000, which is at least 100 times greater than the usual acceptable risk level of 1 in 1,000,000 EPA uses for regulating exposure to toxic substances;

     WHEREAS dioxin is bio-accumulative which means it remains in the tissue of living organisms that consume it. Contamination levels increase at every step of the food chain;

     WHEREAS in October 1993, the American Public Health Association (APHA), the nation's premier public health organization, stated in a public resolution that 'virtually all chlorinated organic compounds that have been studied exhibit at least one of a wide range of serious toxic effects such as endocrine dysfunction, developmental impairment, birth defects, reproductive dysfunction and infertility, immunosuppression and cancer, often at extremely low doses;'

     The September 12, 1996 New England Journal of Medicine reported results of a study indicating lower IQ scores, memory and attention effects still significant for children eleven years after exposure in utero to organochlorines;

     WHEREAS production of chlorine-bleached paper is a major source of dioxin. The use of chlorine dioxide instead of chlorine bleach, the process used to produce most of the paper TIME now purchases, does not eliminate the production of dioxins; incineration merely turns a water pollution problem into an air pollution problem. A report released in May 1995 by the Center for the Biology of Natural Systems at the City University of New York found that dioxins from waste incineration travel distances as far as 1,250 miles;

     WHEREAS   TIME,   the  largest   magazine  publisher,   is  such   a  large
private-sector user of paper (800 tons a week), that the paper industry will adjust bleaching processes to fill TIME's demands;

     WHEREAS in an editorial which appeared in TIME magazine in January 1992, the magazine pledged to use alternative paper as soon as it is practical to do so;

     WHEREAS clean alternatives, such as oxygen, ozone and hydrogen peroxide are currently being used around the world to produce high quality paper products without adding dangerous poisons to the environments in which those products are made; Totally chlorine-free mills are currently at commercial scale, while the closed loop bleaching for elemental chlorine-free mills is in earlier stages of development;

     RESOLVED: The shareholders request the Board of Directors to report on its plans to convert to the use of alternative, totally chlorine-free paper. The report should be available to all shareholders within six months of the 1997 annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Company takes its concern about the environment seriously. Its Time Inc. publishing subsidiary has been a leader within the magazine publishing industry in promoting environmentally sound practices in the paper manufacturing industry. At the end of 1995, after almost three years of extensive research and financial and personnel commitment by Time Inc., it along with three other major corporations, Duke University and the Environmental Defense Fund (the 'Paper Task Force') released their Paper Task Force Recommendations for Purchasing and Using Environmentally Preferable Paper (the 'Task Force Report'). This 246-page Report is intended to provide a road map on how companies, including the Company, can minimize the environmental impact of the paper they buy and use. Rather than considering only a single or a few attributes of paper, for example, how it is bleached, the Paper Task Force chose to examine the entire lifecycle of paper, literally from the forest to the landfill. In so doing, the Task Force Report provides guidelines for integrating environmental criteria into paper purchasing. These guidelines point the way to improved forest management, cleaner manufacturing and less waste in landfills. A copy of the Task Force Report is available from the Company upon request.

     The Task Force Report recommends that paper purchasers give preference to paper manufactured by suppliers who demonstrate continuous improvement toward 'minimum impact mills' by installing pollution-prevention technologies. The Company, through its Time Inc. unit, has announced its commitment to promote in its paper purchases the Paper Task Force's concept of the 'minimum impact mill,' a holistic manufacturing concept that encompasses environmental management systems, compliance with environmental laws and regulations and process technologies. Moreover, to aid in implementing the Task Force Report's recommendations, Time

Inc. has already undertaken rigorous and thorough environmental reviews of several of its major paper suppliers. These reviews are on-going. Environmental considerations remain an important factor in supplier selection and in the evaluation of the Company's relationships with these suppliers. The preparation of the report requested by the proposal would be redundant and wasteful since the Company continues to commit substantial time and resources to the subject matter of the proposal.

     As the Task Force Report recommends, the Company integrates environmental criteria into its paper purchasing decisions along with other criteria such as cost, availability and functionality. Currently, a substantial amount of the paper purchased by the Company is elemental chlorine-free and a majority of this paper is bleached with oxygen, which represents a key step toward the minimum impact mill. There are several ways to achieve the minimum impact mill in terms of low-effluent bleaching processes; a totally chlorine-free process is just one. The Company is working with its suppliers toward the goal of the minimum impact mill and is encouraging the development of technologies that it believes will enable its suppliers to achieve that goal. In fact, Time Inc. is buying some paper that is bleached using a variety of alternatives, such as ozone and hydrogen peroxide. Other environmentally responsive methods, including bleached filtrate recycling, are also being tested. Because of the possibility of developing technologies and new scientific breakthroughs, the Board of Directors believes that the Company should remain flexible in its approach to its paper purchases and is not well served by setting rigid deadlines and technological goals as the proponents seem to request. The Board of Directors believes that the Company, and the environment, would be better served by using the Company's resources to implement the Task Force Report's recommendations than in the creation of the requested report.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the votes cast on this proposal, either in person or by proxy, by holders of Common Stock and Voting Preferred Stock entitled to vote and voting as a single class is required to adopt such proposal.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1996, its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except Mr. Buttenwieser inadvertently failed to report, prior to the termination and distribution of the assets thereof, his indirect beneficial interest in Common Stock held in a trust of which he was a co-trustee and an income and remainder beneficiary.

                            EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instructions may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained D. F. King & Co., Inc. at an estimated cost of $20,000, plus reimbursement of expenses, to assist in its solicitation of

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proxies  from brokers, nominees, institutions and individuals. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting, stockholder proposals must be received by the Company no later than December 1, 1997, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

     All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the attention of the Secretary of the Company at 75 Rockefeller Plaza, New York, New York 10019.

GENERAL

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

                                         BY ORDER OF THE BOARD OF DIRECTORS,

                                         GERALD M. LEVIN
                                         Chairman of the Board and
                                         Chief Executive Officer

March 28, 1997

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                                                                         ANNEX A

                                  TIME WARNER
                             1997 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

     The purpose of the Time Warner 1997 Stock Option Plan (hereinafter the 'Plan') is to provide for the granting of stock options and stock appreciation rights to certain employees (principally executive officers) of Time Warner Inc. and its Subsidiaries in recognition of the valuable services provided, and contemplated to be provided, by such employees. The Plan is intended to preserve the tax deduction of Time Warner and its Subsidiaries for the ordinary income recognized by executive officers of Time Warner upon exercise of Nonqualified Stock Options granted under the Plan in light of the Omnibus Budget Reconciliation Act of 1993. The general purpose of the Plan is to promote the interests of Time Warner and its stockholders and to reward dedicated employees of Time Warner and its Subsidiaries by providing them additional incentives to continue and increase their efforts with respect to, and to remain in the employ of, Time Warner or its Subsidiaries.

2. CERTAIN DEFINITIONS

     The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

          (a) 'Act' means the Omnibus Budget Reconciliation Act of 1993, as amended.

          (b)  'Agreement'   means  the   stock  option   agreement  and   stock
     appreciation rights agreement specified in Section 11, both individually and collectively, as the context so requires.

          (c) 'Approved Transaction' means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of Time Warner) shall approve (i) any consolidation or merger of Time Warner in which Time Warner is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of Time Warner in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Time Warner, or (iii) the adoption of any plan or proposal for the liquidation or dissolution of Time Warner.

          (d) 'Award' means grants of Options and/or SARs under this Plan.

          (e) 'Board' means the Board of Directors of Time Warner.

          (f) 'Board Change' means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by Time Warner's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (g) 'Code' means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          (h) 'Committee' means the Committee comprised of members of the Board appointed pursuant to Section 4.

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          (i) 'Common Stock' means the common  stock, par value $.01 per  share, of Time Warner.

          (j) 'Composite Tape' means the New York Stock Exchange Composite Tape.

          (k) 'Control Purchase' means any transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
     Act), corporation or other entity (other than Time Warner or any employee benefit plan sponsored by Time Warner or any of its Subsidiaries) (i) shall purchase any Common Stock (or securities convertible into or exchangeable for Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the 'beneficial owner' (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Time Warner representing 20% or more of the combined voting power of the then outstanding securities of Time Warner ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire Time Warner's securities).

          (l) 'Effective Date' means the date the Plan becomes effective pursuant to Section 15.

          (m) 'Exchange Act' means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          (n) 'Fair Market Value' of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on the Composite Tape on the date in question, except as otherwise provided in
     Section 6.5.

          (o) 'General SARs' means stock appreciation rights subject to the terms of Section 6.5(b).

          (p) 'Holder' means an employee of Time Warner or any of its Subsidiaries who has received an Award under this Plan.

          (q)  'ISO'  means  an incentive  stock  option within  the  meaning of section 422A(b) of the Code.

          (r) 'Limited SARs' means stock appreciation rights subject to the terms of Section 6.5(c).

          (s) 'Minimum Price Per Share' means the highest gross price (before brokerage commissions, soliciting dealers' fees and similar charges) paid or to be paid for any share of Common Stock (whether by way of exchange, conversion, distribution, liquidation or otherwise) in, or in connection with, any Approved Transaction or Control Purchase which occurs at any time during the period beginning on the sixtieth day prior to the date on which Limited SARs are exercised and ending on the date on which Limited SARs are exercised. If the consideration paid or to be paid in any such Approved Transaction or Control Purchase shall consist, in whole or in part, of consideration other than cash, the Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to such Approved Transaction or Control Purchase.

          (t) 'Nonqualified Stock Option' means a stock option that is designated as a nonqualified stock option.

          (u) 'Option' means any ISO or Nonqualified Stock Option granted pursuant to this Plan.

          (v) 'Plan' has the meaning ascribed thereto in Section 1.

          (w) 'SARs' means General SARs and Limited SARs.

          (x) 'Subsidiary' of a person means any present or future subsidiary of such person as such term is defined in section 425 of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with such person. An

                                      A-2

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
     entity shall be deemed a Subsidiary of a person only for such periods as the requisite ownership or control relationship is maintained.

          (y) 'Time Warner' means Time Warner Inc., a Delaware corporation, and any successor thereto.

          (z) 'Total Disability' means a permanent and total disability as defined in section 22(e)(3) of the Code.

3. STOCK SUBJECT TO THE PLAN

     3.1.  Number of Shares.  Subject to the  provisions of Section  12 and this
Section 3, the maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan is 6,250,000 and the maximum number of shares that may be granted to any one individual under the Plan is 2,500,000. If and to the extent that an Option shall expire, terminate or be canceled for any reason without having been exercised (or without having been considered to have been exercised as provided in Section 6.5(a)), the shares of Common Stock subject to such expired, terminated or canceled portion of the Option shall again become available for purposes of the Plan.

     3.2. Character of Shares. Shares of Common Stock deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in Time Warner's treasury, or both.

     3.3. Reservation of Shares. Time Warner shall at all times reserve a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in Time Warner's treasury, or both) equal to the maximum number of shares that may be subject to outstanding Awards and future Awards under the Plan.

4. ADMINISTRATION

     4.1. Powers. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Awards under the Plan and to determine the terms and conditions (which need not be identical) of all Awards so granted, including without limitation, (a) the individuals to whom, and the time or times at which, Awards shall be granted or awarded, (b) the number of shares to be subject to each Award, (c) whether an Option shall be an ISO or a Nonqualified Stock Option, (d) when an Option or SAR can be exercised and whether in whole or in installments, and (e) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section 14).

     4.2. Factors to Consider. In making determinations hereunder, the Board may take into account the nature of the services rendered by the respective employees, their dedication and past contributions to Time Warner and its Subsidiaries, their present and potential contributions to the success of Time Warner and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

     4.3. Interpretation. Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this Section 4 shall be conclusive.

     4.4. Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan, including to the extent provided by the Board, the power to further delegate such authority. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board in the

                                      A-3

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administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee.

     Any such Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

5. ELIGIBILITY

     5.1. General. Awards may be made only to (a) employees, including officers and directors who are also employees, of Time Warner or any of its Subsidiaries and (b) prospective employees of Time Warner or any of its Subsidiaries. The exercise of Options and SARs granted to a prospective employee shall be conditioned upon such person becoming an employee of Time Warner or any of its Subsidiaries. For purposes of the Plan, the term 'prospective employee' shall mean any person who holds an outstanding offer of employment on specific terms from Time Warner or any of its Subsidiaries. Awards may be made to employees who hold or have held Awards under this Plan or any similar or other awards under any other plan of Time Warner or its Subsidiaries.

     5.2. Special ISO Rule. No ISO shall be granted to an employee who, at the time the ISO is granted, owns (or is considered as owning within the meaning of section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Time Warner or any Subsidiary, unless at the time the ISO is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

6. OPTIONS AND SARS

     6.1. Option Prices. Subject to Section 5.2, the purchase price of the Common Stock under each Option shall be determined by the Board and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     6.2. Term of Options. The term of each Option shall be for such period as the Board shall determine, as set forth in the applicable Agreement, but not more than 10 years from the date of grant (except as provided in Section 5.2).

     6.3. Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option). The Agreement may contain conditions precedent to the exercisability of Options, including without limitation, the achievement of minimum performance criteria.

     6.4. Manner of Exercise. Payment of the Option purchase price shall be made in cash or in whole shares of Common Stock already owned by the person exercising an Option or, partly in cash and partly in such Common Stock; provided, however, that such payment may be made in whole or in part in shares of Common Stock only if and to the extent permitted by the applicable Agreement. An Option shall be exercised by written notice to Time Warner upon such terms and conditions as provided in the Agreement. Time Warner shall effect the transfer of the shares of

                                      A-4

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Common Stock purchased  under the Option  as soon as  practicable, and within  a reasonable time thereafter such transfer shall be evidenced on the books of Time Warner. No Holder or other person exercising an Option shall have any of the rights of a stockholder of Time Warner with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     6.5. SARs. (a) General Conditions. The Board may (but shall not be obligated to) grant General SARs and/or Limited SARs pursuant to the provisions of this Section 6.5 to a Holder of any Option (hereinafter called a 'related Option'), with respect to all or a portion of the shares of Common Stock subject to the related Option.

     A SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Subject to the terms and provisions of this Section 6.5, each SAR shall be exercisable to the extent the related Option is then exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. SARs shall be exercisable in whole or in part upon notice to Time Warner upon such terms and conditions as provided in the Agreement.

     Upon the exercise of SARs, the related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such SARs are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted. Upon the exercise or termination of the related Option, the SARs with respect thereto shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

     The provisions of Sections 4 and 6 through 22 (to the extent that such provisions are applicable to Options) shall also be applicable to SARs unless the context otherwise requires.

     (b) General SARs. General SARs shall be exercisable only at the time the related Option is exercisable and, subject to the terms and provisions of this
Section 6.5, upon the exercise of General SARs, the person exercising the General SAR shall be entitled to receive consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value on the date of exercise of the shares of Common Stock with respect to which such General SARs have been exercised over the aggregate related Option purchase price for such shares; provided, however, that the Board may, in any Agreement granting General SARs provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

     Upon the exercise of a General SAR, the person exercising the General SAR may specify the form of consideration to be received by such person exercising the General SAR, which shall be in shares of Common Stock (valued at Fair Market Value on the date of exercise of such General SAR), or in cash, or partly in cash and partly in shares of Common Stock. Any election by the person exercising the General SAR to receive cash in full or partial settlement of such General SAR shall comply with all applicable laws and shall be subject to the discretion of the Board to settle General SARs only in shares of Common Stock if necessary or advisable in the judgment of the Board to preserve pooling of interests accounting treatment for any proposed transaction involving Time Warner. Unless otherwise specified in the applicable Agreement, the number of General SARs which may be exercised for cash, or partly for cash and partly for shares of Common Stock, during any calendar quarter, may not exceed 20% of the aggregate number of shares of Common Stock originally subject to the related Option (as such original number, without giving effect to the exercise of any portion of the related Option, shall have been retroactively adjusted in accordance with
Section 12 or any corresponding provisions of an applicable Agreement).

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     For  purposes of this  Section 6.5, the  date of exercise  of a General SAR shall mean the date on which Time Warner shall have received notice from the person exercising the General SAR of the exercise thereof.

     (c) Limited SARs. Limited SARs may be exercised only during the period (a) beginning on the first day following either (i) the date of an Approved Transaction, (ii) the date of a Control Purchase, or (iii) the date of a Board Change, and (b) ending on the ninetieth day (or such other date specified in the Agreement) following such date. The effective date of exercise of a Limited SAR shall be deemed to be the date on which Time Warner shall have received notice from the person exercising the Limited SAR of the exercise thereof.

     Upon the exercise of Limited SARs granted in connection with an ISO, except as otherwise provided in the Agreement and subject to the last paragraph of this
Section 6.5(c), the person exercising the Limited SAR shall receive in cash an amount equal to the excess of the Fair Market Value on the date of exercise of such Limited SARs of the shares of Common Stock with respect to which such Limited SARs shall have been exercised over the aggregate related Option exercise price for such shares.

     Upon the exercise of Limited SARs granted in connection with a Nonqualified Stock Option, except as otherwise provided in the Agreement and subject to the last paragraph of this Section 6.5(c), the person exercising the Limited SAR shall receive in cash an amount equal to the product computed by multiplying (a) the excess of (i) the higher of (A) the Minimum Price Per Share, or (B) the highest reported closing sales price of a share of Common Stock as reported on the Composite Tape at any time during the period beginning on the sixtieth day prior to the date on which such Limited SARs are exercised and ending on the date on which such Limited SARs are exercised over (ii) the per share Option price of the related Nonqualified Stock Option, by (b) the number of shares of Common Stock with respect to which such Limited SARs are being exercised.

     The Board shall have the discretion to settle Limited SARs by the delivery of Common Stock rather than cash if in the judgment of the Board such action is necessary or advisable to preserve pooling of interests accounting treatment for any proposed transaction involving Time Warner.

     6.6. Limited Transferability of Options and SARs. Except as set forth in this Section 6.6 and Section 21, Options and SARs shall not be transferable other than by will or the laws of descent and distribution, and Options and SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative). The Agreement may provide that Options and SARs are transferable by gift to such persons or entities and upon such terms and conditions specified in the Agreement.

7. ACCELERATION OF OPTIONS AND SARS

     If a Holder's employment shall terminate by reason of death or Total Disability, notwithstanding any contrary waiting period or installment period in any Agreement or in the Plan, or in the event of any Approved Transaction, Board Change or Control Purchase, unless the applicable Agreement provides otherwise, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.

8. TERMINATION OF EMPLOYMENT

     8.1. General. If a Holder's employment shall terminate prior to the complete exercise of an Option (or deemed exercise thereof, as provided in Section 6.5(a)), then such Option shall thereafter be exercisable in accordance with the provisions of the applicable Agreement (including the provisions of any other agreement referred to in the Agreement); provided, however, that (a) no Option may be exercised after the scheduled expiration date of such Option; (b) if the Holder's employment terminates by reason of death or Total Disability, the Option shall remain exercisable

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for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (c) any termination by the employing company for cause will be treated in accordance with the provisions of
Section 8.2.

     8.2. Termination for Cause. If a Holder's employment with Time Warner or any of its Subsidiaries shall be terminated by Time Warner or such Subsidiary prior to the exercise of any Option for cause then all Options held by such Holder and any permitted transferee pursuant to Section 6.6 shall immediately terminate. For the purposes of this Section 8.2, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party. In the absence of an employment agreement, cause shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause in the absence of an employment agreement shall mean only a felony conviction for fraud, misappropriation or embezzlement.

     8.3. Special Rule. Notwithstanding any other provision of the Plan, the Board may provide in the applicable Agreement that the Award shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such Agreement provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

     8.4. Miscellaneous. The Board may determine whether any given leave of absence constitutes a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of Time Warner or one of its Subsidiaries.

9. RIGHT OF COMPANY TO TERMINATE EMPLOYMENT

     Nothing contained in the Plan or in any Award shall confer on any Holder any right to continue in the employ of Time Warner or any of its Subsidiaries or interfere in any way with the right of Time Warner or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and Time Warner or any of its Subsidiaries.

10. NONALIENATION OF BENEFITS

     Except as specifically provided in Section 6.6 and 21, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

11. WRITTEN AGREEMENT

     Each grant of an Option shall be evidenced by a stock option agreement, which shall designate the Options granted thereunder as ISOs or Nonqualified Stock Options, and each SAR shall be evidenced by a stock appreciation rights agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve; provided, however, that such Awards may be evidenced by a single agreement. The effective date of the granting of an Award shall be the date on which the Board approves such grant. Each grantee of an Option or SAR shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by Time Warner and the grantee, provided that such grant of Options or SARs shall terminate if such written Agreement is not signed by such grantee (or his attorney) and delivered to Time Warner within 90 days after the date the Agreement is sent to such grantee for signature. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate to ensure that the penalty provisions of section 4999 of the Code will not apply to any stock or cash received from Time Warner or any of its Subsidiaries by the Holder or a transferee of such Holder if the Award, or any part thereof, has been transferred pursuant to Section 6.6 or 21.

12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Award theretofore granted under the Plan is outstanding but unexercised, the Board shall make such adjustments in the character and number of shares subject to such Award and, in the option price, as shall be applicable, equitable and appropriate in order to make such Award, immediately after any such change, as nearly as may be practicable, equivalent to such Award, immediately prior to any such change. If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised Award theretofore granted under the Plan, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new award for such Award or to assume such Award in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award. If any such change or transaction shall occur, the number and kind of shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.

13. RIGHT OF FIRST REFUSAL

     The Agreements may contain such provisions as the Board shall determine to the effect that if a Holder, or such other person exercising an Option, elects to sell all or any shares of Common Stock that such Holder or other person acquired upon the exercise of an Option awarded under the Plan, then such Holder or other person shall not sell such shares unless such Holder or other person shall have first offered in writing to sell such shares to Time Warner at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than 10 business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares is subject to the restrictions contained in the Plan and the applicable Agreement and Time Warner may cause the registrar of its Common Stock to place a stop transfer order with respect to such shares.

14. TERMINATION AND AMENDMENT

     14.1. General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Board may at any time prior to the fifth anniversary of the Effective Date terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements and applicable requirements for the Plan to qualify as 'performance based' under the Act and section 162(m) of the Code.

     14.2. Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted (or a transferee of such person if the Award, or any part thereof, has been transferred pursuant to Section 6.6 or 21), adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder (or a transferee of such Holder if the Award, or any part thereof, has been transferred pursuant to Section 6.6 or 21) and subject to the terms and conditions of the Plan (including Section 14.1), the Board may amend outstanding Agreements with any Holder (or any such transferee), including, without limitation, any amendment which would (a) accelerate the time or times at which the Award may be exercised and/or (b) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Board may but solely with the Holder's consent, agree to cancel any Award under the Plan held by such Holder and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made.

15. EFFECTIVENESS OF THE PLAN

     The Plan shall become effective upon approval by the affirmative vote of a majority of the votes duly cast thereon, either in person or by proxy, by the holders of voting securities of Time Warner entitled to vote thereon, voting together as a single class, at a duly called and held meeting of stockholders of Time Warner.

16. GOVERNMENT AND OTHER REGULATIONS

     The  obligation of Time Warner  with respect to Awards  shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, Time Warner shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

17. WITHHOLDING

     Time Warner's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding taxes paid upon the exercise of any Option may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

18. SEPARABILITY

     If any of the terms or provisions of this Plan conflict with the requirements of applicable law or applicable rules and regulations thereunder, including the requirements of section 162(m) of the Code, Rule 16b-3 under the Exchange Act and/or section 422A of the Code, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law, or applicable rules and regulations, without invalidating the remaining provisions hereof. With respect to ISOs, if this Plan does not contain any provision required to be included herein under section 422A of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

19. NON-EXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of Time Warner for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION

     By acceptance of an Award, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of Time Warner or any of its Subsidiaries. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by Time Warner or any of its Subsidiaries on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of Time Warner or any of its Subsidiaries.

21. BENEFICIARIES

     Each Holder may designate any person(s) or legal entity(ies), including his or her estate, as his or her beneficiary under the Plan. Such designation shall be made in writing on a form filed with the Secretary of Time Warner or his or her designee and may be revoked or changed by such Holder at any time by filing written notice of such revocation or change with the Secretary of Time Warner or his or her designee. If no person shall be designated by a Holder as his or her beneficiary or if no person designated as a beneficiary survives such Holder, the Holder's beneficiary shall be his or her estate.

22. GOVERNING LAW

     The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                                      APPENDIX 1

P
R
O
X
Y

                                  TIME WARNER INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TIME WARNER INC. FOR THE ANNUAL MEETING ON MAY 15, 1997

     The  undersigned hereby constitutes and appoints Richard J. Bressler, Peter
     R. Haje and Philip R. Lochner, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER INC. on Thursday, May 15, 1997, and any adjournment thereof, and to vote on the matters indicated all the shares of Common Stock which the undersigned would be entitled to vote if personally present.

ELECTION OF  DIRECTORS  FOR  TERMS  EXPIRING IN  1998  (or  2000  if  PLEASE  MARK,  SIGN AND  DATE  THIS PROXY
proposal  2  is  not  approved)  --  J.  Carter  Bacot,  Stephen  F.  CARD  ON THE  REVERSE SIDE  AND RETURN IT
Bollenbach,  Gerald  Greenwald,  Gerald  M.  Levin  and  Richard  D.  PROMPTLY   USING   THE   ENCLOSED   REPLY
Parsons, nominees.                                                    ENVELOPE.

                                                     (CONTINUED ON REVERSE SIDE)

This proxy when properly executed will be voted in the manner    [X] Please mark
directed  herein.  If no direction is made,  this  proxy will        your votes
be  voted  FOR all nominees listed, FOR proposals 2 through 4        this way
and AGAINST proposal 5.

The Board of Directors recommends a vote FOR all nominees in item 1 and FOR proposals 2 through 4.

                             FOR   WITHHELD
1. Election of Directors     [ ]     [ ]
   (see reverse).

   For, except vote withheld from the following nominee(s):

   --------------------------------------------------------
                             FOR   AGAINST   ABSTAIN
2. Approval of Charter       [ ]     [ ]        [ ]
   Amendment for annual
   election of directors.

                             FOR   AGAINST   ABSTAIN
3. Approval of the 1997      [ ]     [ ]        [ ]
   Stock Option Plan.

4. Approval of Auditors.     [ ]     [ ]        [ ]

The Board of Directors recommends a vote AGAINST proposal 5.

                             FOR   AGAINST   ABSTAIN
5. Stockholder proposal      [ ]     [ ]        [ ]
   regarding chlorine-
   bleached paper.

6. In their discretion, upon such other
   matters as may properly come before
   the Meeting.

                     MEETING ATTENDANCE
              Please mark this box if you plan   [ ]
                   to attend the Meeting.

                       ADDRESS CHANGE
              Please mark this box if you have   [ ]
                indicated an address change.

   Receipt is hereby acknowledged of the Time Warner Inc.
   Notice of Meeting and Proxy Statement.

Signature(s)_________________________________________________   Date ___________
NOTE. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                      APPENDIX 2

                                  TIME WARNER INC.
                                 VOTING INSTRUCTIONS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               TIME WARNER INC. FOR THE ANNUAL MEETING ON MAY 15, 1997

     The Bank of New York, as Exchange Agent, is requesting your instructions as to how the shares of Time Warner Common Stock which you are entitled to receive as a result of the merger of Time Warner Inc. and Turner Broadcasting System, Inc. are to be voted at the Time Warner Annual Meeting of Stockholders scheduled to be held on May 15, 1997. If The Bank of New York does not receive your instructions on or prior to May 13, 1997, these shares will not be voted.

ELECTION  OF  DIRECTORS  FOR  TERMS EXPIRING  IN  1998  (or  2000 if  PLEASE   MARK,   SIGN   AND   DATE   THIS
proposal  2  is  not  approved)  --  J.  Carter  Bacot,  Stephen  F.  INSTRUCTION CARD ON THE REVERSE SIDE  AND
Bollenbach,  Gerald  Greenwald,  Gerald  M.  Levin  and  Richard  D.  RETURN IT  PROMPTLY  USING  THE  ENCLOSED
Parsons, nominees.                                                    REPLY ENVELOPE.

                                                     (CONTINUED ON REVERSE SIDE)

The undersigned hereby instructs The Bank of New York to direct  [X] Please mark
the  vote  as  follows  at  the  Time  Warner Annual Meeting of      your votes
Stockholders to be held on May 15, 1997, and at any adjournment      this way
thereof, of all shares of Time Warner Common Stock that the undersigned is entitled to receive.


The Board of Directors recommends a vote FOR all nominees in item 1 and FOR proposals 2 through 4.

                             FOR   WITHHELD
1. Election of Directors     [ ]     [ ]
   (see reverse).

   For, except vote withheld from the following nominee(s):

   --------------------------------------------------------
                             FOR   AGAINST   ABSTAIN
2. Approval of Charter       [ ]     [ ]        [ ]
   Amendment for annual
   election of directors.

                             FOR   AGAINST   ABSTAIN
3. Approval of the 1997      [ ]     [ ]        [ ]
   Stock Option Plan.

4. Approval of Auditors.     [ ]     [ ]        [ ]

The Board of Directors recommends a vote AGAINST proposal 5.

                             FOR   AGAINST   ABSTAIN
5. Stockholder proposal      [ ]     [ ]        [ ]
   regarding chlorine-
   bleached paper.

6. To grant discretionary voting authority to management persons regarding such other matters as may properly come before the Meeting.

                     MEETING ATTENDANCE
              Please mark this box if you plan   [ ]
                   to attend the Meeting.

                       ADDRESS CHANGE
              Please mark this box if you have   [ ]
                indicated an address change.

   Receipt is hereby acknowledged of the Time Warner Inc.
   Notice of Meeting and Proxy Statement.

Signature(s)_________________________________________________   Date ___________
NOTE. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                      APPENDIX 3


                           PLEASE MARK,  SIGN AND DATE THIS  PROXY AND RETURN IT
                               PROMPTLY  USING THE ENCLOSED REPLY ENVELOPE.



                                      PROXY

                                TIME WARNER INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TIME WARNER INC. FOR THE ANNUAL MEETING ON MAY 15, 1997

         The undersigned hereby constitutes and appoints Richard J. Bressler, Peter R. Haje and Philip R. Lochner, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER INC. on Thursday, May 15, 1997, and any adjournment thereof, and to vote on the matters indicated all the shares of Preferred Stock which the undersigned would be entitled to vote if personally present.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees listed in item 1, FOR proposals 2 through 4 and AGAINST proposal 5.


---------------------      --------------------------        -------------------
Name of Holder             Series of Preferred Stock         Number of Shares

     THE TIME WARNER INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR PROPOSALS 2 THROUGH 4.

1. Election of Directors for terms expiring in 1998 (or 2000 if proposal 2 is not approved) - J. Carter Bacot, Stephen F. Bollenbach, Gerald Greenwald, Gerald M. Levin and Richard D. Parsons, nominees.

                                        FOR [ ] WITHHELD [ ]

         [ ] FOR, except vote withheld from the following nominee(s):___________

     ________________________________________________________________________

2.       Approval of charter amendment for annual election of directors.

                                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.      Approval of the 1997 Stock Option Plan.

                                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

4.      Approval of Auditors.

                                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.

5.      Stockholder proposal regarding chlorine-bleached paper.

                                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. In their discretion, upon such other matters as may properly come before the meeting.

Please check this box if you plan to attend the meeting. [ ]

                                       Signature(s) ____________________________

                                       --------------------------------- -------
                                       Note: Please sign exactly         Date
                                       as name appears hereon.
                                       When signing as attorney,
                                       officer, administrator or
                                       trustee, please give full
                                       title as such.

                                                                      APPENDIX 4


                                                CONFIDENTIAL VOTING INSTRUCTIONS

TIME WARNER SAVINGS PLAN
TIME WARNER THRIFT PLAN
CABLE EMPLOYEES SAVINGS PLAN
SOUTHERN PROGRESS EMPLOYEES' SAVINGS PLAN

INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE TIME WARNER INC. ANNUAL MEETING ON MAY 15, 1997.

Under the provisions of the Trusts relating to these Plans, Fidelity Management Trust Company ("Fidelity"), as Trustee, is required to request your confidential instructions as to how your proportionate interest in the shares of Time Warner Common Stock held in the respective Time Warner Common Stock fund under each of those Plans (an "interest") is to be voted at the Annual Meeting of Stockholders scheduled to be held on May 15, 1997. Your instructions to Fidelity will not be divulged or revealed to anyone at Time Warner Inc. If Fidelity does not receive your instructions on or prior to May 12, 1997, your interest, if any, attributable to (a) accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan ("PAYSOP") and the WCI Employee Stock Ownership Plan ("WCI ESOP") will not be voted and (b) the remainder of your Plan accounts, if any, will be voted at the Annual Meeting in the same proportion as other participants' interests in each such respective Plan for which Fidelity has received voting instructions (excluding PAYSOP and WCI ESOP accounts).

                                                  This instruction must be
                                                  signed exactly as name
                                                  appears hereon.

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s)         Date
                                                   (CONTINUED ON REVERSE SIDE)

The undersigned hereby instructs Fidelity, as Trustee, to vote as follows by proxy at the Annual Meeting of Stockholders of Time Warner Inc. to be held on May 15, 1997 and at any adjournment thereof, the undersigned's proportionate interest in the shares of Time Warner Common Stock held in the Time Warner Common Stock fund under each of the Plans.

THE TIME WARNER INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN
ITEM 1 AND FOR PROPOSALS 2 THROUGH 4.

1. Election of Directors for terms expiring in 1998 (or 2000 if proposal 2 is not approved) - J. Carter Bacot, Stephen F. Bollenbach, Gerald Greenwald, Gerald M. Levin and Richard D. Parsons, nominees.

                                                 FOR [ ] WITHHELD [ ]

         [ ] FOR, except vote withheld from the following nominee(s):___________
         _________________________________________

2.       Approval of charter amendment for annual election of directors.

                                                 FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.       Approval of the 1997 Stock Option Plan.

                                                 FOR [ ] AGAINST [ ] ABSTAIN [ ]

4.       Approval of Auditors.

                                                 FOR [ ] AGAINST [ ] ABSTAIN [ ]

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.

5.       Stockholder proposal regarding chlorine-bleached paper.

                                                 FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. To grant discretionary voting authority to management persons regarding such other matters as may properly come before the meeting.

Please check this box if you plan to attend the meeting. [ ]

                      PLEASE SIGN AND DATE ON REVERSE SIDE

                                                                      APPENDIX 5


                         PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT
                            PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.



                                      PROXY

                                TIME WARNER INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TIME WARNER INC. FOR THE ANNUAL MEETING ON MAY 15, 1997

         The undersigned hereby constitutes and appoints Richard J. Bressler, Peter R. Haje and Philip R. Lochner, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER INC. on Thursday, May 15, 1997, and any adjournment thereof, and to vote on the matters indicated all the shares of SERIES LMCN-V COMMON STOCK which the undersigned would be entitled to vote if personally present.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees listed in item 1 and FOR proposal 2.

----------------------------          ---------------------
Name of Holder                        Number of Shares

     THE TIME WARNER INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR PROPOSAL 2.

1. Election of Directors for terms expiring in 1998 (or 2000 if proposal 2 is not approved) - J. Carter Bacot, Stephen F. Bollenbach, Gerald Greenwald, Gerald M. Levin and Richard D. Parsons, nominees.

                                                 FOR [ ] WITHHELD [ ]

     [ ] FOR, except vote withheld from the following nominee(s):

     -----------------------------------------------------------

2.   Approval of charter amendment for annual election of directors.

                                                 FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. In their discretion, upon such other matters as may properly come before the meeting.

Please check this box if you plan to attend the meeting. [ ]

                                       Signature(s) ____________________________

                                       _________________________________ _______
                                       Note: Please sign exactly         Date
                                       as name appears hereon.
                                       When    signing    as
                                       attorney,    officer,
                                       administrator      or
                                       trustee,  please give
                                       full title as such.

                                                                      APPENDIX 6


                                                                  March 28, 1997

Dear Holder of Series LMCN-V Common Stock:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Time Warner Inc. on Thursday, May 15, 1997, beginning at 10:00 A.M., local time, at the Apollo Theatre, 253 West 125th Street, New York, NY 10027.

         As a holder of Series LMCN-V Common Stock, you are being asked to vote only on the election of directors and the amendment to Time Warner's restated certificate of incorporation, listed as items 1 and 2, respectively, in the enclosed Notice of Annual Meeting of Stockholders. Your Board of Directors recommends a vote "FOR" these proposals.

         At the Annual Meeting, among other things, stockholders will consider a proposed amendment to Time Warner's restated certificate of incorporation to change the way we elect directors. If this proposal is approved, in the future, all of our directors will be elected annually instead of our current system under which three classes of directors have staggered three-year terms.

         Whether or not you plan to attend in person, it is important that your shares be represented and voted at the Meeting. After reading the enclosed Notice and Proxy Statement, please sign, date and mail the enclosed proxy card in the envelope provided.

         If you plan to attend the Meeting in person, please bring the Admission Ticket included with the enclosed Notice and Proxy Statement to facilitate your admission. If you have not received an Admission Ticket, please contact the Shareholder Relations Department at (212) 484-6971.

                                                     Sincerely,

                                                     GERALD M. LEVIN
                                                     Chairman of the Board
                                                     and Chief Executive Officer

                                                                      APPENDIX 7


                                                                  March 28, 1997

To:   Holders of certificates formerly representing
        securities of Turner Broadcasting System, Inc.

         As you know, on October 10, 1996, Time Warner Inc. ("Time Warner") completed its merger with Turner Broadcasting System, Inc. ("TBS"). As a result, you have the right to receive shares of common stock of Time Warner ("Common Stock") and the cash dividends paid thereon after October 10, 1996 upon exchange of your certificates formerly representing capital stock of TBS.

         Enclosed is a copy of the Notice of Annual Meeting and Proxy Statement relating to Time Warner's 1997 Annual Meeting of Stockholders. Also enclosed is a voting instruction card for you to use to direct the voting at this meeting of the shares of Common Stock which you are entitled to receive. If you do not provide instructions, these shares will not be voted at the meeting.

         Please indicate your instructions, sign and date the enclosed instruction card and return it using the enclosed envelope.

         If you have any questions about how to exchange your certificates formerly representing shares of TBS capital stock for the shares of Common Stock to which you are entitled, please contact The Bank of New York, as Exchange Agent, at 800- 507-9357.




                                                         TIME WARNER INC.



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